CONFIDENTIAL TREATMENT



                           PURCHASE AND SALE AGREEMENT


                                 by and between

                            Hall-Houston Oil Company

                            Hall-Houston Oil Company
                             Employee Royalty Trust

                                  Hall-Houston
                              1996 Exploration and
                              Development Facility
                            Overriding Royalty Trust

                                Hall Family Trust

                                  Gulf Royalty
                                 Interests, Inc.

                                   ("Sellers")


                                       and


                             Basin Exploration, Inc.

                                    ("Buyer")


            Eugene Island Blocks 64 and 65 and East Cameron Block 378


                               Offshore Louisiana


                                February 13, 1997








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                                TABLE OF CONTENTS
                                -----------------


ARTICLE I         DEFINITIONS........................................... 1

         1.1      "Agreement"........................................... 1
         1.2      "Assets".............................................. 1
         1.3      "Assumed Obligations"................................. 2
         1.4      "Closing"............................................. 2
         1.5      "Closing Date"........................................ 2
         1.6      "Effective Time"...................................... 2
         1.7      "Excluded Assets"..................................... 2
         1.8      "Exploration Rights".................................. 3
         1.9      "First Closing"....................................... 3
         1.10     "Hydrocarbons"........................................ 3
         1.11     "Interests"........................................... 3
         1.12     "Leases".............................................. 3
         1.13     "Personal Property and Incidental Rights"............. 3
         1.14     "Purchase Price"...................................... 4
         1.15     "Reserve Report"...................................... 4
         1.16     "Second Closing"...................................... 4
         1.17     "Termination Amount".................................. 4
         1.18     "Threshold for Adjustment"............................ 4

ARTICLE II        PURCHASE AND SALE AND OPTIONS......................... 5

         2.1      Sale and Purchase..................................... 5
         2.2      Reservations.......................................... 5
         2.3      Exploration Rights.................................... 5
         2.4      Right of First Offer.................................. 5
         2.5      Approval of AFE....................................... 5

ARTICLE III       PURCHASE PRICE AND PAYMENT............................ 6

         3.1      Purchase Price........................................ 6
         3.2      Adjustments to Purchase Price......................... 6

ARTICLE IV        SELLERS' REPRESENTATIONS AND WARRANTIES............... 7

         4.1      Sellers' Representations and Warranties............... 7
         4.2      HHOC's Representations and Warranties................. 9
         4.3      Assurance of Accuracy.................................11

ARTICLE V         BUYER'S REPRESENTATIONS AND WARRANTIES................11

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         5.1      Buyer's Representations and Warranties................11

ARTICLE VI        ACCESS TO INFORMATION AND INSPECTION..................12

         6.1      Records...............................................12
         6.2      Confidentiality Agreement.............................12
         6.3      Inspections...........................................12

ARTICLE VII       TITLE AND OTHER ADJUSTMENT MATTERS....................13

         7.1      Limitation of Warranties and Representations..........13
         7.2      Buyer's Title Review..................................13
                  (a)      Notice.......................................13
                  (b)      Buyer's Remedies.............................13
                  (c)      Arbitration..................................14
         7.3      Casualty Loss.........................................15
         7.4      Adjustment of Cash Consideration for Other Breaches...15
         7.5      Limitation on Recoveries for Casualty Losses and
                  Other Breaches........................................15
         7.6      East Cameron Block 378 Termination....................16

ARTICLE VIII      PREFERENTIAL PURCHASE RIGHTS AND CONSENTS.............16

         8.1      Preferential Purchase Rights and Consents.............16
         8.2      Consents..............................................16
         8.3      Required Actions......................................16

ARTICLE IX        COVENANTS OF HHOC.....................................17

         9.1      HHOC's Covenants......................................17
                  (a)      Maintenance of Interests.....................17
                  (b)      Eugene Island Blocks 64 and 65 Operations....17
                  (c)      Restrictions.................................17
                  (d)      Notification of Claims.......................17
                  (e)      Maintenance of Confidentiality...............18
                  (f)      Compliance with Law..........................18
                  (g)      Obligation To Inform.........................18
                  (h)      Exclusivity..................................18
                  (i)      Operations in Progress.......................18

ARTICLE X         CLOSINGS..............................................19

         10.1     Closings..............................................19
         10.2     Sellers' Closing Obligations..........................19
         10.3     Buyer's Closing Obligations...........................19

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ARTICLE XI        EFFECT OF CLOSING.....................................20

         11.1     Assumed Obligations; Pre-Closing Liabilities..........20
         11.2     Revenues and Expenses.................................20
         11.3     HHOC Operated Properties..............................20
         11.4     AMI...................................................20

ARTICLE XII       LIMITATIONS OF WARRANTIES AND REMEDIES................21

         12.1     Limitations...........................................21
         12.2     Survival..............................................21

ARTICLE XIII      DEFAULT AND REMEDIES..................................21

         13.1     Liabilities Upon Termination or Breach................21
         13.2     Attorneys Fees........................................22

ARTICLE XIV       INDEMNITY.............................................22

         14.1     Buyer's Indemnification...............................22
         14.2     Eugene Island Block 65 Well No. 2 Indemnification.....22
         14.3     HHOC's Indemnification................................22
         14.4     Scope and Procedure for Indemnification...............23

ARTICLE XV        TERMINATION...........................................24

         15.1     Termination Pursuant to Section 7.6...................24
         15.2     Expiration of Rights Under Sections 2.3 and 2.4.......24
         15.3     Effect of Termination.................................24

ARTICLE XVI       MISCELLANEOUS.........................................24

         16.1     Certain Governmental Approvals........................24
         16.2     Record Title in Seller................................24
         16.3     Public Announcements..................................25
         16.4     Filing and Recording of Assignments...................25
         16.5     Further Assurances and Records........................25
         16.6     Notices...............................................26
         16.7     Incidental Expenses...................................26
         16.8     Entire Agreement......................................27
         16.9     Governing Law.........................................27
         16.10    Exhibits..............................................27
         16.11    Audits................................................27
         16.12    Counterparts......................................... 27
         16.13    Waiver................................................27

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         16.14    Binding Effect; Assignment..........................27
         16.15    Taxes...............................................28


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                                                                    CONFIDENTIAL



                           PURCHASE AND SALE AGREEMENT


         This PURCHASE AND SALE AGREEMENT ("AGREEMENT") dated as of the 13th day of February, 1997, is made by and among Hall-Houston Oil Company, a Texas corporation ("HHOC"), Hall-Houston Oil Company Employee Royalty Trust ("HHERT"), Hall-Houston 1996 Exploration and Development Facility Overriding Royalty Trust ("HHEDFORT"), Hall Family Trust ("HALL TRUST"), Gulf Royalty Interests, Inc., a Texas corporation ("GULF ROYALTY" and HHERT, HHEDFORT, Hall Trust and Gulf Royalty, collectively, "SELLERS") and Basin Exploration, Inc., a Delaware corporation, doing business in Louisiana under the name Basin Exploration, Inc. (Delaware) ("BUYER"). Sellers and Buyer are sometimes together referred to herein as "PARTIES," and individually as a "PARTY".

                              W I T N E S S E T H:

         A. Sellers own or have the right to acquire oil and gas leasehold and other interests in Eugene Island Blocks 64, 65 and East Cameron Block 378 (the "BLOCKS"), such Blocks being situated in federal waters in the Gulf of Mexico, Offshore of Louisiana, and described in EXHIBIT "A" attached hereto.

         B. Sellers desire to sell portions of their right, title and interest in the Blocks to Buyer under the terms of this Agreement.

         C. HHOC desires to grant, and Buyer desires to acquire options relating to CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and subject to the terms and conditions of this Agreement, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS


         In addition to any terms defined elsewhere in this Agreement, the following terms, as used herein, shall have the following meanings:

         1.1 "AGREEMENT" shall mean this Purchase and Sale Agreement among HHOC, the other Sellers and Buyer, including the Exhibits





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                                                                   CONFIDENTIAL

annexed or referred to herein, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with applicable provisions hereof.

         1.2 "ASSETS" shall mean all of Seller's right, title and interest in and to the following (except to the extent constituting Excluded Assets):

                  (a)      the Interests; and

                  (b)      the Personal Property and Incidental Rights.

         1.3 "ASSUMED OBLIGATIONS" shall mean (i) all liabilities, duties and obligations that arise from and after the Effective Time from ownership or operation of the Assets; (ii) all liabilities and obligations of HHOC prior to the Effective Time and of Buyer on and after the Effective Time, with respect to the installation of platforms or subsea facilities (including, but not limited to, pipeline pipe and umbilical ordered by HHOC), plugging, replugging and abandoning any wells, the restoration of any well sites, the proper removal, disposal and abandonment of any platforms or other fixtures and the proper capping and burying of all flow lines, which are included in the Assets; (iii) all duties, liabilities and obligations arising on or after the Effective Time under any contracts or agreements affecting the Assets in existence at the Effective Time and listed on EXHIBIT "B" attached hereto or to which Buyer is a party, (iv) all duties, liabilities and obligations that arise under the Leases after the Effective Time, and (v) all other duties, liabilities and obligations expressly assumed by Buyer under this Agreement.

         1.4 "CLOSING" shall mean either the First Closing or the Second Closing, as the case may be.

         1.5 "CLOSING DATE" shall mean either the date of the First Closing or the date of the Second Closing, as the case may be.

         1.6 "EFFECTIVE TIME" shall mean 12:01 a.m. Central Standard Time on February 13, 1997.

         1.7      "EXCLUDED ASSETS" shall mean the following:

         1.7.1 All cash, trade credits, accounts receivable, notes receivable and other receivables attributable to Sellers' interest in the Assets with respect to any period of time prior to the Effective Time, including payments received by any Seller after the





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                                                                    CONFIDENTIAL

Effective Time and which are attributable to the period prior to the Effective Time under generally accepted accounting principles.

         1.7.2 All corporate, financial and tax records of Sellers; however, Buyer shall be entitled to receive copies of any financial and tax records which directly relate to the Assets or any Assumed Obligations, or which are necessary for Buyer's ownership, administration or operation of the Assets;

         1.7.3 Except as provided in Section 7.3, all claims and causes of action of any Seller () arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time, or () with respect to any of the Excluded Assets;

         1.7.4 Except as otherwise provided in Section 7.3, all rights, title, claims and interests of any Seller arising prior to the Effective Time () under any policy or agreement of insurance or indemnity, () under any bond, or () to any insurance or condemnation proceeds or awards; and

         1.7.5 All Hydrocarbons produced from or attributable to the Assets with respect to all periods prior to the Effective Time, together with all proceeds from or of such Hydrocarbons, if any;

         1.8      "EXPLORATION RIGHTS" shall mean the following:

         CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

         1.9 "FIRST CLOSING" shall mean the closing of the purchase and sale of the Assets relating to Eugene Island Blocks 64 and 65.

         1.10 "HYDROCARBONS" shall mean crude oil, natural gas, casinghead gas, condensate, sulphur, natural gas liquids and other liquid or gaseous hydrocarbons (including C02), and shall also refer to all other minerals of every kind and character which may be covered by or included in the Leases and Assets.

         1.11 "INTERESTS" shall mean the working interests (and the net revenue interest attributable thereto) and overriding royalty interests owned by Sellers or which Seller has the right to acquire in the Leases in Eugene Island Blocks 64 and 65 and East Cameron Block 378 as described in EXHIBIT A.

         1.12 "LEASES" shall mean the leases described in EXHIBIT A, as therein limited by acreage and/or depth.





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                                                                   CONFIDENTIAL

         1.13 "PERSONAL PROPERTY AND INCIDENTAL RIGHTS" shall mean all right, title and interest of Sellers in and to or derived from the following, insofar as the same do not constitute Excluded Assets and are assignable and attributable to, appurtenant to, incidental to, or used for the operation of the
Leases:

                  (a) all easements, rights-of-way, permits, licenses, servitudes or other interests;

                  (b) all contracts, agreements and title instruments to the extent attributable to and affecting the Assets in existence at the Effective Time or otherwise entered into as permitted in this
         Agreement, including, but not limited to, all Hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing and fractionating contracts, farmout agreements, participation agreements and joint operating agreements, including, without limitation, the Material Agreements listed on EXHIBIT B attached hereto; and

                  (c) all wells, equipment and other personal property, inventory, spare parts, tools, fixtures, pipelines, platforms, tank batteries, appurtenances and improvements situated upon the Leases and used or held for use in connection with the development or operation of the Leases or the production, treatment, storage, compression, processing or transportation of Hydrocarbons from or in the Leases, including, without limitation, those wells and facilities listed on EXHIBIT C attached hereto;

                  (d) all of the files, records, and data of Sellers relating to the items described in subsections (a), (b), and (c) above (the "Records"), including, without limitation, lease records, well records, and division order records; well files and prospect files; title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Leases); contracts and contract files; correspondence; computer software and data files; micro-fiche data files; geological, geophysical and seismic records (to the extent transfer is not prohibited by existing contractual restriction previously disclosed to Buyer), interpretations, data, maps and information; production records, electric logs, core data, pressure data, decline curves and graphical production curves; reserve reports; and accounting records.






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                                                                    CONFIDENTIAL

         1.14     "PURCHASE PRICE" shall have the meaning provided in
Section 3.1.

         1.15 "RESERVE REPORT" shall mean the cashflows (including projected capital costs) dated as of January 1, 1997 by Ryder Scott Company relating to East Cameron Block 378, a copy of which Seller has delivered to Buyer prior to the execution of this Agreement.

         1.16 "SECOND CLOSING" shall mean the date of the closing of the purchase and sale of the Assets relating to East Cameron Block 378.

         1.17 "TERMINATION AMOUNT" shall mean an aggregate amount of adjustments to the Purchase Price allocated to the Assets relating to East Cameron Block 378 proposed by Buyer pursuant to Section 7.2, Section 7.3 and Section 7.4 equalling $1,300,000.

         1.18 "THRESHOLD FOR ADJUSTMENT" shall mean an aggregate amount of adjustments to the Purchase Price proposed by Buyer pursuant to Section 7.2(b)(3), Section 7.3 and Section 7.4 equalling $100,000.


                                     ARTICLE
                          PURCHASE AND SALE AND OPTIONS

         2.1 SALE AND PURCHASE. Subject to the terms and conditions of this Agreement, and subject to the reservations described in Section 2.2, Sellers agree to sell and convey to Buyer and Buyer agrees to purchase and pay for the Assets and to assume the Assumed Obligations.

         2.2 RESERVATIONS. HHOC shall reserve from the assignments of the Interests an undivided 50% of its working interest and the remaining Sellers shall reserve all of their overriding royalty interests in (a) the South Half (S/2) North Half (N/2) South Half (S/2) and the South Half (S/2) South Half
(S/2) East Cameron Block 378 as to those depths below 100' below the stratigraphic equivalent of 3,743 feet true vertical depth as seen in the electric log for the Anadarko Petroleum Corporation OCS-G 6660 No. 1 well located in East Cameron Block 378 and (b) the balance of East Cameron Block 378 as to all depths. The interests reserved by Sellers under this Section shall be deemed Excluded Assets.

         2.3 EXPLORATION RIGHTS. Should Buyer elect to exercise its option to acquire any Exploration Rights as provided in EXHIBIT G, HHOC and Buyer shall schedule a closing, to occur no later than 5 days following the exercise of such option, but subject to





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                                                                   CONFIDENTIAL

extension for up to an additional 30-day period as may be required to obtain necessary waivers of (or the expiration of the exercise period with respect to) preferential purchase rights, releases and consents to assignment and to negotiate mutually acceptable processing agreements. At such closing, Seller shall convey to Buyer its proportionate interest in the applicable Exploration Rights acquired, with special warranty of title against claims arising by, through or under Seller, and Buyer will deliver to Seller the amount of the consideration allocated to the Exploration Rights conveyed as shown on EXHIBIT G.

                      CONFIDENTIAL PORTION APPEARS IN BOLD

         2.4 RIGHT OF FIRST OFFER. After the Second Closing, with respect to the interests to be retained by HHOC in East Cameron Block 378 and, should Buyer exercise its option granted in Section 2.3 as to Exploration Rights CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION  ,
HHOC agrees that, should HHOC intend to dispose of any such retained interests, it will advise Buyer in writing, no less than 10 days prior to contacting any other person or entity regarding such retained interests, of HHOC's intention to make any such disposition. For a period of 10 days following any such notice by HHOC to Buyer, Buyer shall have an exclusive right to offer to acquire the interests which HHOC proposes to dispose of. HHOC shall be under no obligation to accept any such offer made by Buyer and, upon expiration of such 10 day exclusivity period, HHOC may negotiate a disposition of the relevant interests with others, whether on terms less or more favorable to HHOC than any offered by Buyer, and shall be under no further obligation to Buyer as to the relevant interests.

         2.5 APPROVAL OF AFE. As a material part of the consideration to Buyer for the transactions contemplated herein and in consideration of the indemnification by Buyer provided in Section 14.2, HHOC hereby agrees to approve the drilling of a second well on Eugene Island Block 65 when a proposal for such well is generated by Buyer under the joint operating agreement covering such Block 65 and agrees to deliver prior to the First Closing an executed authority for expenditure ("AFE") for the drilling of such well (the "Eugene Island Block 65 Well No. 2 AFE"), if such AFE is issued by Buyer prior to such Closing. If a competing proposal is generated for such well under such joint operating agreement, HHOC agrees to support Buyer's proposal.







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                                                                    CONFIDENTIAL

                                   ARTICLE III
                           PURCHASE PRICE AND PAYMENT

         3.1 PURCHASE PRICE. The Purchase Price payable to Sellers for the Assets shall be Fourteen Million Four Hundred Twenty Five Thousand and No/100 ($14,425,000.00) Dollars, subject to adjustment as set forth below and allocated to the Assets as set forth in EXHIBIT D attached hereto.

         3.2 ADJUSTMENTS TO PURCHASE PRICE. The Purchase Price attributable to the Assets to be acquired from HHOC shall be adjusted by an amount equal to the difference between Buyer's Credits (as hereinafter defined) and Sellers' Credits (as hereinafter defined).

                           (a) "SELLERS' CREDITS" shall equal Sellers' share of the amount of all direct production and operating expenses (including overhead paid to third-party operators) and capital expenditures incurred by Seller attributable to the operation of the Assets after the Effective Time and prior to the Closing in accordance with generally accepted accounting principles and applicable provisions of relevant joint operating agreements. Such expenses and expenditures shall include, without limitation, royalties, rentals and other similar charges, ad valorem, property, production, excise, severance, and any other taxes (except income or franchise taxes) based upon or measured by the ownership of property or the production of Hydrocarbons or the receipt of proceeds therefrom.

                  (b) "BUYER'S CREDITS" shall equal the sum of the following:

                                            (1) Sellers'  share of the amount of
                           all unpaid ad valorem, property, production, severance and similar taxes and assessments (but not including income or franchise taxes) based upon or measured by the ownership of property or the production of Hydrocarbons or the receipt of proceeds therefrom which taxes and assessments become due and payable or accrue to the Assets prior to the Effective Time, which amount shall, where possible, be computed based upon the tax rate and values applicable to the tax period in question; and






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                                                                   CONFIDENTIAL

                                            (2) Sellers'  unpaid joint  interest
                           billings invoiced or accrued to the Effective Time with respect to operations on Eugene Island Blocks 64 and 65.

                  (c) Prior to each Closing, Buyer and HHOC shall agree upon a good-faith estimated accounting (the "PRELIMINARY SETTLEMENT STATEMENT") showing the estimated amount of Sellers' Credits and the estimated amount of Buyer's Credits, subject to being finally adjusted within 90 days after the Closing as hereinafter provided, but subject in any event to audit rights under applicable agreements. Within 90 days after the Closing, Buyer and HHOC shall attempt to agree upon an accounting (the "FINAL SETTLEMENT STATEMENT") of the actual amounts of Sellers' Credits and Buyer's Credits for the adjustment set out in this
         Section 3.2. If Buyer and HHOC cannot reach mutual agreement as to either Final Settlement Statement then the matter shall be resolved by submittal to Arthur Andersen LLP or other comparable independent public accounting firm, which decision shall be binding on the Parties. Those credits agreed upon by Buyer and HHOC shall be netted and the final settlement shall be paid in cash as directed in writing by the receiving Party.


                                   ARTICLE IV
                     SELLERS' REPRESENTATIONS AND WARRANTIES

         4.1 SELLERS' REPRESENTATIONS AND WARRANTIES. Sellers, severally as to each Seller or the Assets owned by such Seller, as the case may be, and not jointly (except that HHOC makes such representations and warranties as to itself and all other Sellers), represent and warrant to Buyer, as of the date hereof and as of each Closing Date, that:

                  (a) If such Seller is a corporation, it is duly organized, validly existing, and in good standing under the laws of its state of incorporation, and is duly qualified to carry on its business in Louisiana, and in the Outer Continental Shelf, Gulf of Mexico, or if such Seller is another form of entity, it is duly formed and validly existing;

                  (b) Such Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and the other documents and agreements contemplated hereby, and to perform its obligations under this





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                                                                   CONFIDENTIAL

         Agreement and the other documents and agreements contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of its governing documents or, other than as provided in any Material Agreement to which Buyer is a party, any agreement or instrument to which it is a party or by which it is bound or any judgment, decree, order, statute, rule or regulation applicable to such Seller;

                  (c) The execution, delivery, and performance of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by all requisite action on the part of such Seller. This Agreement constitutes, and all documents and instruments required hereunder to be executed and delivered by such Seller at Closing constitute, legal, valid and binding obligations of such Seller enforceable in accordance with their respective terms, subject to applicable bankruptcy and other similar laws of general application with respect to creditors;

                  (d) There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or to the actual knowledge of Seller threatened against Seller;

                  (e) Such Seller has Good and Marketable Title to the Assets owned by it, which for purposes of this Agreement shall mean, for the Interests in East Cameron Block 378, title deducible of record in the Cameron Parish clerk's office and from the records of the Minerals Management Service, and for all of the Interests title (i) which is free and clear of all

(x) operating agreements, farmout agreements, participation agreements, exploration agreements, unit agreements, production purchase agreements, marketing agreements, pipeline or other transportation agreements, processing agreements, and other agreements material to the ownership, development, operation and marketing of production except for those described in EXHIBIT B attached hereto or to which Buyer is a party), and (y) all defects, claims, liens, encumbrances and burdens except for those which could not reasonably be expected to have an adverse effect on the ownership, operation, value, mortgageability or use of any of the Assets and (ii) which at and after the Effective Time entitles Buyer to receive not less than the undivided interests set forth in EXHIBIT A as "Net Revenue Interests" or "Overriding Royalty Interests" of all Hydrocarbons produced, saved and marketed from the respective Leases and all wells located thereon or on land pooled or unitized therewith at all times through the plugging,

                                                                   CONFIDENTIAL

abandonment and salvage thereof, and at and after the Effective Time obligates Buyer to bear costs and expenses relating to the development of and operations on the Leases and all wells located thereon or on land pooled or unitized therewith at all times through the plugging, abandonment and salvage of such wells not greater than the "Working Interests" set forth in EXHIBIT A.

                  (f) Such Seller has not incurred liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

                  (g) No suit, action, claim, investigation, or other proceeding is pending or, to the best of such Seller's knowledge after due inquiry, threatened before any court or governmental agency and to the best of such Seller's knowledge after due inquiry no cause of action exists that relates to the Assets or that might result in impairment or loss of such Seller's title to any portion of the Assets or the value thereof or that might hinder or impede the operation of any of the Assets or wells thereon or such Seller's ability to consummate the transactions contemplated by this Agreement.

                  (h) With respect to those Assets in which Buyer does not currently own an interest, all consents required to be obtained by such Seller for the assignment of the relevant Assets to Buyer have been obtained and are in full force, and, except for those existing under any Material Agreement to which Buyer is a party, there are no preferential purchase rights with respect to the Assets that have not been waived or have not expired.

                  (i) Such Seller is not aware of any material adverse change in the Assets which could reasonably be expected to affect their value, use or operation that is not known to Buyer.

                  (j) No Seller is obligated, by virtue of any prepayment arrangement, "take or pay" arrangement, production payment, crediting agreement, or any other arrangement, to deliver Hydrocarbons produced from or attributable to the Assets at some future time without then or thereafter receiving full payment therefor.

                  (k) Except pursuant to a Material Agreement to which Buyer is a party, no Hydrocarbons produced from Seller's interest in the Assets are subject to a sales contract (other

                                                                    CONFIDENTIAL

         than division orders or spot sales agreements terminable on no more than 30 days notice) and no person has any call upon, option to purchase or similar rights with respect to the production from Sellers' interest in the Assets.

         4.2 HHOC'S REPRESENTATIONS AND WARRANTIES. HHOC represents and warrants to Buyer, as of the date hereof and the Closing Date, that:

                  (a) All information heretofore provided by HHOC with respect to the Assets, including, but not limited to, the information set forth in the Exhibits hereto, was true and accurate as of the date of delivery. Without limiting the foregoing, the factual data on which the Reserve Report was based has been provided to Buyer and HHOC makes no representation with respect thereto other than that the projected capital expenditures included in the Reserve Report represent those reasonably anticipated by HHOC to be required to place the East Cameron Block 378 No. 2 Well on production. Seller has no knowledge of any matter which materially and adversely affects the operations, prospects or condition of any of the Leases in which Buyer does not currently own an interest or wells located thereon which has not been set forth in this Agreement or the Exhibits attached hereto.

                  (b) There exist no contracts or agreements material to the ownership, operation, value, or use of the Assets, including the marketing, transportation, or processing of production therefrom, other than those agreements listed in EXHIBIT B (the "MATERIAL AGREEMENTS"). With respect to the Material Agreements in all respects: (i) neither HHOC nor, to HHOC's knowledge, any other party thereto is in default thereunder; (ii) all payments (including, without limitation, joint interest or other billings under unit or operating agreements) due by HHOC thereunder have been made by HHOC; and (iii) none of the Material Agreements creates a material financial commitment or imposes an obligation or otherwise has a financial impact on HHOC that has not been reflected in the Reserve Report or disclosed to Buyer.

                  (c) With respect to those Leases to which Buyer is not currently a party: the Leases are in full force and effect and are valid and subsisting; no other party to any Lease is in material breach or default with respect to any of its obligations thereunder; and Seller does not know of any present default existing under any Lease.

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                                                                   CONFIDENTIAL

                  (d) With respect to the joint operating agreements relating to the Assets to which Buyer is not a party: (i) there are no outstanding calls or payments due by HHOC under AFE's; (ii) HHOC has informed Buyer of the status of all material operations by less than all parties known to HHOC; and (iii) there are no operations under such operating agreements with respect to which HHOC has become a non-consenting party;

                  (e) With respect to those wells on the Leases which were not drilled by Buyer as operator or which Buyer does not currently operate:
         Every such well has been drilled and completed within the Leases or within the limits otherwise permitted by contract, pooling or unit agreement and by law; the drilling, completing, equipping and operating of all wells, the construction, installation and operation of all production facilities, pipelines and other equipment, and the conduct of all other operations on or affecting the Leases have been performed in accordance with all necessary permits and authorizations, in compliance with all applicable lease and contract provisions and laws, ordinances, rules, regulations and permits of any court or governmental body or agency and in accordance with prudent and generally recognized industry practices and standards; and all such wells have been drilled, completed, equipped and operated and all related fixtures and equipment have been maintained in a state of repair so as to be adequate for normal operations and are in good working order.

                  (f) With respect to those Assets not currently operated by Buyer and as to operations previously conducted or presently being conducted: All necessary plans for development, applications, inspection reports, certificates and other instruments pertaining to environmental matters have been filed with the appropriate authorities and all permits necessary for the legal operation of the Assets in full compliance, in all material respects, with all Environmental Laws (as hereafter defined) have been obtained; HHOC and the operator of such Assets are in compliance, in all material respects, with all Environmental Laws; HHOC has not received nor, to the knowledge of HHOC, has any other past or present operator of any of such Assets received, notice of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which are reasonably likely to interfere with or prevent continued compliance, in all material respects, or which are reasonably likely to give rise to any material liability under, any

                                                                   CONFIDENTIAL

         Environmental Laws; the Assets have been used solely for oil and gas operations and related operations; at no time have the Assets been used for the generation, storage or disposal of a Hazardous Substance (as defined below) or as a landfill or other waste disposal site, and there are no Hazardous Substances currently on the Leases that would subject Buyer to a material liability. "Hazardous Substance" means any hazardous substance, pollutant, contaminant, solid or hazardous waste, hazardous waster constituents, hazardous material or toxic substance, including, without limitation, asbestos, radioactive substances, petroleum or petroleum-derived substances, or any other substance or material that would constitute or cause a health, safety or environmental hazard on or at the Assets under Environmental Laws. "Environmental Laws" shall mean the Clean Air Act, Clean Water Act, Coastal Zone Management Act, Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), Emergency Planning and Community Right-to-Know Act, Endangered Species Act, Hazardous Materials Transportation Act, Occupational Safety and Health Act, Oil Pollution Act of 1990, Resource Conservation and Recovery Act, Safe Drinking Water Act and Toxic Substances and Control Act; any regulations promulgated under the foregoing federal statutes; any state law counterparts; any similar state or local statutes, rules, regulations or ordinances; any judicial or administrative order or judgment, or any permit, license or other authorization, under any of the foregoing; any federal, state or local law or regulation, and administrative actions thereunder, relating to occupational health or safety; and common law relating to such matters, as to all of the foregoing as such are in effect as of the date hereof or during ownership of the Assets by HHOC.

                  (g) With respect to those Assets in which Buyer does not currently own an interest, all consents required to be obtained by HHOC for the assignment of the Assets to Buyer have been obtained and are in full force, and, except for those existing under any Material Agreement to which Buyer is a party, there are no preferential purchase rights with respect to the Assets that have not been waived or have not expired.

                  (h) HHOC is unaware of any fact or circumstance which would preclude or inhibit unconditional approval of Seller's assignment to Buyer of the Assets relating to East Cameron Block 378 by the United States Minerals Management Service or any governmental entity with jurisdiction over same.

                                                                    CONFIDENTIAL

         4.3 ASSURANCE OF ACCURACY. Each Seller shall use all reasonable efforts to assure that the warranties and representations made by it herein with respect to it are true and correct as of each Closing and will give prompt written notice to Buyer after execution of this Agreement of any matter which affects any warranty or representation herein contained or which renders such warranty or representation untrue.


                                    ARTICLE V
                     BUYER'S REPRESENTATIONS AND WARRANTIES

         5.1 BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to each Seller that as of the date hereof and the Closing Date:

                  (a) Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly qualified to carry on its business in Louisiana and in the Outer Continental Shelf, Gulf of Mexico;

                  (b) Buyer has all requisite power and authority to carry on its business as presently conducted, to enter this Agreement and the other documents and agreements contemplated hereby, to purchase the Assets on the terms described in this Agreement, and to perform the obligations under this Agreement and the other documents and agreements contemplated hereby;

                  (c) The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Buyer's charter, by-laws or governing documents, or any material agreement or instrument to which Buyer is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer, and the execution, delivery and performance of this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action on the part of Buyer;

                  (d) This Agreement constitutes, and all documents and instruments required hereunder to be executed and delivered by Buyer at Closing will constitute, legal, valid and binding obligations of Buyer in accordance with their respective terms, subject to bankruptcy and other similar laws of general application with respect to creditors;

                                                                    CONFIDENTIAL

                  (e) There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or to its actual knowledge, threatened against Buyer;

                  (f) Buyer has funds available with which to acquire the Assets; and

                  (g) Buyer has no knowledge, as of the relevant Closing Date, of any adjustments to the Purchase Price pursuant to Article VII or any breach by any Seller with respect to the relevant Assets not communicated to Sellers.

Buyer shall use all reasonable efforts to assure that the warranties and representations herein contained are true and correct as of each Closing and will give prompt written notice to Seller after the execution of this Agreement of any matter which affects any warranty or representation herein contained or which renders such warranty or representation untrue.


                                   ARTICLE VI
                      ACCESS TO INFORMATION AND INSPECTION

         6.1 RECORDS. Upon execution of this Agreement, Sellers shall permit Buyer to review and copy at HHOC's offices, but at Buyer's expense, all Records. To the extent any of the Records or any files, records, or data otherwise related to the Assets are not in HHOC's possession, HHOC shall exercise all reasonable efforts to () obtain such materials from third-party operators of the Assets or other parties having custody thereof or () if such materials cannot be obtained, obtain access for Buyer to the records of third-party operators or other third parties in the offices of such third-party operators or other third parties. Buyer shall also have the right to consult with Seller's officers, employees, attorneys and agents (including, but not limited to, Sellers' reservoir engineers or consulting petroleum engineers, if any), third-party operators, production purchasers or other parties with respect to all Records or any other matter or information affecting the Assets.

         6.2 CONFIDENTIALITY AGREEMENT. All such information made available to Buyer shall be maintained confidential by Buyer until the earlier of Closing as to the Assets which are the subject of such Closing or termination of this Agreement without there being a Closing. Any confidentiality agreements Buyer has previously executed with Seller to the extent applicable to the Assets shall continue in force until Closing, at which time such agreement shall terminate as to the Assets which are the subject of such Closing.





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


                                                                    CONFIDENTIAL

Buyer shall further take whatever reasonable steps which may be necessary to ensure that Buyer's employees, consultants and agents comply with the provisions of this Section 6.2. Notwithstanding anything to the contrary, any seismic or geophysical data made available to Buyer shall be maintained confidential by Buyer in accordance with existing data license agreements.

         6.3 INSPECTIONS. At all times prior to the Closing, Buyer and the employees, agents and representatives of Buyer shall have access to the Assets not operated by Buyer and shall have the right to witness well tests thereon and to conduct environmental, operational and production audits thereof, including the right to consult with third-party operators or regulatory authority in connection therewith. To the extent Seller is not the operator of any such properties, HHOC shall exercise all reasonable efforts to secure access to such properties for Buyer for such purposes.


                                   ARTICLE VII
                       TITLE AND OTHER ADJUSTMENT MATTERS

         7.1 LIMITATION OF WARRANTIES AND REPRESENTATIONS. SELLER SHALL CONVEY SELLER'S INTERESTS IN AND TO THE ASSETS TO BUYER WITHOUT ANY WARRANTY OF TITLE, EXPRESS OR IMPLIED, EXCEPT SEPARATELY AS TO TITLE CLAIMS ARISING BY, THROUGH AND UNDER SELLER (BUT NOT OTHERWISE), AS PROVIDED IN THE FORMS OF ASSIGNMENT, BILL OF SALE AND CONVEYANCE OF LEASES ATTACHED AS EXHIBIT "E" HERETO. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE ACCURACY, COMPLETENESS OR MATERIALITY OF THE INFORMATION, RECORDS AND DATA NOW, HERETOFORE, OR HEREAFTER MADE AVAILABLE TO BUYER IN CONNECTION WITH THE ASSETS OR THIS AGREEMENT (INCLUDING, WITHOUT
LIMITATION, QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY, RECOMPLETION OPPORTUNITIES, DECLINE RATES, POTENTIAL FOR PRODUCTION OF HYDROCARBONS FROM THE LEASES, OR ANY OTHER MATTERS RELATING TO THE VALUATION OR CONDITION OF THE ASSETS.

         7.2      BUYER'S TITLE REVIEW.

         (a) NOTICE. If any information or records reviewed by Buyer reflect the existence of any encumbrance, encroachment, defect in or objection to title that renders any Seller's warranties under Section 4.1(e) untrue or incorrect ("Title Defects"), Buyer may deliver written notice of the Title Defects to HHOC on behalf of the relevant Seller no later than the Closing Date with respect to the relevant Assets. If Title Defects shall be so specified, HHOC, on behalf of the relevant Seller, shall make all reasonable efforts

                                                                    CONFIDENTIAL

to cure or remove the Title Defects at the expense of such Seller, and to the extent they are not cured by the relevant Closing, the value allocated to such Title Defects by Buyer in its notices shall be withheld from the Purchase Price payable at such Closing.

         (b) BUYER'S REMEDIES. If the Title Defects so notified to any Seller are not cured or removed to the reasonable satisfaction of Buyer within 90 days of Buyer's delivery of notice to such Seller of such Title Defects or 90 days after the Closing, whichever is later, Buyer shall elect as follows:

                  (1) Buyer may elect to grant a further period or periods of time, not to exceed 90 days after the end of such 90-day period, within which the relevant Seller shall attempt to cure or remove such Title Defects. If such Title Defects are cured within such 90-day period, Buyer shall pay the amount of the withheld Purchase Price to HHOC for the account of the relevant Seller within three days of receipt of evidence of such cure. If such Title Defects are not cured by the end of such 90-day period, the Purchase Price for the affected Assets shall be adjusted as provided in Section 7.1(b)(3) below.

                  (2) In the event the Net Revenue Interest to be conveyed to Buyer in the affected Lease or well is less than the Net Revenue Interest for such Lease or well shown on EXHIBIT A, or in the event the Working Interest in the affected Lease or well to be conveyed to Buyer is greater than the Working Interest for such Lease or well shown on EXHIBIT A, the Purchase Price shall be reduced by an amount equal to the decrease caused by such variance in the Allocated Value for the affected Lease or well contained in EXHIBIT D hereto. Such decrease or increase shall be calculated by multiplying such Allocated Value by whichever of the following is applicable:
                  (A) a fraction, the numerator of which is the actual Net Revenue Interest in the affected Lease or well to be conveyed to Buyer and the denominator of which is Buyer's share of the Net Revenue Interest shown for such Lease or well on EXHIBIT A, or (B) a fraction, the numerator of which is Buyer's share of the Working Interest for such Lease or well as shown on EXHIBIT A, and the denominator of which is the actual Working Interest in such Lease or well to be conveyed to Buyer.

                  (3) For Title Defects other than the variances described in subsection (2) above, Buyer shall be entitled to

                                                                    CONFIDENTIAL

                  reduce the Purchase Price to the extent the Title Defect causes a decrease in the value of the affected Lease or well. For purposes of this paragraph, the amount of decrease in value of the affected Lease or well shall be determined by taking into account the Allocated Value assigned to the Lease or well on EXHIBIT D, the method of arriving at such value, the legal and practical effect of the Title Defect, and the potential economic effect of the Title Defect over the life of the property involved. In the event the value of such decrease cannot mutually be agreed, any affected Party may submit the question of value or existence of the defect to arbitration in accordance with Section 7.2(c) below, in which event the amount of the value allocated to the defect by Buyer in its defect notices shall be retained by Buyer pending final resolution of the arbitration proceeding.

Completion of any Closing shall not operate as a waiver by Buyer of any Title Defects for which the Purchase Price has not been adjusted or which Buyer has otherwise not specifically waived and Buyer shall be entitled to enforce the warranties and representations and indemnifications hereunder to the extent applicable to such Title Defect. Following each Closing, Sellers shall cooperate with Buyer in performing title curative work with respect to any of the Assets.

         (c) ARBITRATION. In the event any Seller and Buyer cannot agree on the amount of a Title Defect adjustment or on whether a Title Defect exists, then such issue shall be submitted to binding arbitration in accordance with the following procedures. No later than 5 days following the end of the 90-day period following the relevant Closing, or following the end of any extended 90-day period granted by Buyer to Seller to cure Title Defects after such Closing, either affected Party may deliver to the other an election to arbitrate such dispute. Within 15 days following delivery of such notice, the Parties will each designate an arbitrator, and the two arbitrators will, within 10 days after their designation, select a third arbitrator; provided, however, that if the two arbitrators are not able to agree on a third arbitrator, the third arbitrator shall be selected as soon as possible by the Chief United States District Judge for the Southern District of Texas or by any party designated by him or her. The three arbitrators so selected shall conduct a hearing in Houston, Texas no later than 30 days following their selection, at which the relevant Seller or Sellers and Buyer shall present such evidence and witnesses as they may choose, with or without counsel. Adherence to formal rules of evidence shall not be required, but the arbitrators shall consider

                                                                    CONFIDENTIAL

any evidence and testimony that they determine to be relevant, in accordance with procedures that they determine to be appropriate. The arbitrators shall render their decision within 30 days following conclusion of the hearing; decision by a majority of the arbitration panel shall be final and binding. Such decision may be filed in any court of competent jurisdiction and may be enforced by any party as a final judgment of such court. In determining the amount of a Title Defect adjustment or the existence of a contested Title Defect, the arbitrators shall consider the same factors listed in Section 7.2(b). The costs and fees of the arbitrators shall be borne equally by Buyer and the relevant Seller or Sellers, and each party shall bear its own attorneys' fees and other expenses of the arbitration.

         7.3 CASUALTY LOSS. If, prior to the Closing, any portion of the Assets shall be destroyed by fire or other casualty, or if any portion of the Assets shall be taken in condemnation or under the right of eminent domain or if proceedings for such purposes shall be pending or threatened, Buyer may elect, subject to the provisions of Section 7.5, to reduce the Purchase Price for the affected Asset to reflect the estimated cost to repair or replace with property of equivalent value. If Buyer does not elect such option, this Agreement shall remain in full force and effect, notwithstanding any such destruction or taking, and Seller shall at the relevant Closing or thereafter upon receipt pay to Buyer all sums paid to the relevant Seller and attributable to the affected Assets by reason of such destruction or taking and, at the relevant Closing, shall assign, transfer and set over unto Buyer all of the right, title and interest of the relevant Seller in and to any unpaid insurance proceeds, awards or other payments arising out of such destruction or taking. No Seller shall voluntarily compromise, settle or adjust any amounts payable by reason of such destruction or taking without first obtaining the written consent of Buyer.

         7.4 ADJUSTMENT OF CASH CONSIDERATION FOR OTHER BREACHES. Subject to the provisions of Section 7.5 and the right of any affected Seller to submit to arbitration, in the manner set forth in Section 7.2(c), any such reduction proposed by Buyer in the event it is discovered prior to a Closing that any Seller has breached any of the representations, warranties or covenants contained in this Agreement and applicable to the Assets to be conveyed by such Seller at such Closing, other than the title warranties for which an adjustment procedure is provided in Section 7.2, and if Buyer does not elect to terminate its obligations hereunder for such breach as may be permitted by this Agreement or applicable law, then for each such breach the Purchase Price shall

                                                                    CONFIDENTIAL

be adjusted at the relevant Closing to the extent of such expected loss or cost. Consummation of any Closing shall not operate as a waiver of any breach by any Seller of a provision of this Agreement unless the Purchase Price has been adjusted to account for such breach.

         7.5 LIMITATION ON RECOVERIES FOR CASUALTY LOSSES AND OTHER BREACHES. Notwithstanding any provision of Section 7.2(b)(3), Section 7.3 or Section 7.4 to the contrary, Buyer shall not be entitled to any recovery (including, but not limited to, under the indemnification provided in Section 14.3) or reduction of the Purchase Price unless the aggregate amount of losses and costs asserted by Buyer pursuant to Section 7.2(b)(3), Section 7.3 or Section 7.4, whether prior to or after any Closing, equals the Threshold for Adjustment; provided, however, once the Threshold for Adjustment is reached, Buyer shall be entitled to recovery or Purchase Price reductions for all such losses and costs, including those aggregating the Threshold for Adjustment.

         7.6 EAST CAMERON BLOCK 378 TERMINATION. Notwithstanding any provision of this Agreement to the contrary, should Buyer propose adjustments to the Purchase Price with respect to the Assets relating to East Cameron Block 378 and such adjustments equal or exceed, in the aggregate, the Termination Amount, then either Sellers or Buyer may terminate this Agreement as to such Assets.


                                  ARTICLE VIII
                    PREFERENTIAL PURCHASE RIGHTS AND CONSENTS

         8.1 PREFERENTIAL PURCHASE RIGHTS AND CONSENTS. All Material Agreements containing consent to assignment obligations and preferential right to purchase provisions that must be complied with prior to the assignment of the Assets to Buyer and to which Buyer is not otherwise a party are so identified in EXHIBIT B hereto (except such agreements with respect to which all necessary consents to assignment or waivers of preferential purchase rights have already been obtained by Sellers). Sellers shall send prior to Closing such notices and other documents as may be required in order to trigger preferential purchase rights which have been identified or Sellers shall obtain prior to Closing a waiver of the exercise of any preferential purchase rights; provided, however, the Closing shall not be delayed pending the running of the period during which any such right may be exercised or as a result of inability to obtain waivers of such rights and Buyer shall acquire the Assets subject to any such preferential rights. If a third party who has been offered an interest in an Asset pursuant to a





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                                                                    CONFIDENTIAL

preferential right to purchase elects prior to Closing to purchase all or part of such Asset pursuant to the aforesaid offer and Seller receives written notice of such election prior to the Closing Date, the interest or part thereof so affected will be eliminated from the Assets and the Purchase Price reduced by the portion of the Purchase Price allocated to such interest or part thereof. Should any such right be exercised subsequent to the Closing, Buyer shall convey the relevant assets to the exercising party and shall be entitled to the consideration to be paid therefor.

         8.2 CONSENTS. Seller shall use all reasonable efforts to obtain all consents to assignment prior to the Closing. If a lessor or other third party who has the right to consent to the assignment of an Asset (or portion thereof) or a Material Agreement refuses such consent prior to Closing, Buyer may elect to eliminate the Block so affected from the Assets and the Purchase Price shall be reduced by the portion of the Purchase Price allocated to such Block. Absent such election by Buyer, the absence of any required consent shall not constitute a Title Defect or breach of any warranty or representation of the Sellers and Buyer shall accept the risk associated with its inability to obtain any such required consent prior to or after the Closing.

         8.3 REQUIRED ACTIONS. The Parties each agree to use their respective reasonable efforts to take or cause to be taken all such action as may be necessary to consummate and make effective the purchase and sale as set forth by this Agreement and to assure that each will not be under any material corporate, legal or contractual restriction that would prohibit or delay the timely consummation of such purchase and sale.


                                   ARTICLE IX
                                COVENANTS OF HHOC

         9.1      HHOC'S COVENANTS.  HHOC covenants as follows:

         (a) MAINTENANCE OF INTERESTS. Prior to the Closing, HHOC shall cause those Assets not operated by Buyer to be maintained and operated in a prudent and workmanlike manner, in good condition and working order, shall maintain insurance now in force with respect to the Assets, shall timely pay or cause to be paid all costs and expenses incurred in connection therewith, shall keep the Leases and Material Agreements in full force and effect and shall perform and shall comply with the covenants and conditions contained therein; provided, however, that, except as authorized pursuant to





                                       21

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                                                                    CONFIDENTIAL

subsection (b) below, HHOC shall not commence or participate in the commencement of operations for the drilling of any new well or the redrilling or completion of an existing well included within the Assets after the date of this Agreement and prior to the Closing without the prior written consent of Buyer.

         (b) EUGENE ISLAND BLOCKS 64 AND 65 OPERATIONS. Prior to the Closing, if Buyer so directs, HHOC will execute AFE's circulated by Buyer for operations on existing wells, including installation of production facilities on Eugene Island Blocks 64 and 65, and the drilling of a second well on Eugene Island Block 65 as contemplated in the Eugene Island Block 65 Well No. 2 AFE.

         (c) RESTRICTIONS. HHOC will promptly inform Buyer of all requests for commitments to expend funds with respect to the Assets. Without the prior written consent of Buyer, and except as provided in Section 9.1(b), Seller shall not enter into any new agreements or commitments with respect to the Assets which extend beyond the Closing, shall not commit to or incur any expenditures in excess of $25,000 (net to HHOC's interest) with respect to any part of the Assets, shall not make any nonconsent elections with respect to operations affecting the Assets, shall not abandon or consent to the abandonment of any well or release or consent to the release of all or any portion of any of the Leases, shall not modify or terminate any of the Material Agreements or waive or relinquish any right thereunder, shall not agree to any renegotiated price, take or other terms under existing gas purchase agreements, shall not agree to any credit or prepayment arrangement that would reduce the share of gas deliverable with respect to the Assets following the Effective Time, shall not enter into any agreement or instrument for the sale, treatment, or transportation of production from the Assets (except for sales agreements terminable on no more than 30 days' notice), and shall not encumber, sell or otherwise dispose of any of the Assets, other than personal property that is replaced by equivalent property or consumed in the normal operation of the Assets.

         (d) NOTIFICATION OF CLAIMS. HHOC shall promptly notify Buyer of any suit, action or other proceeding before any court or governmental agency and any cause of action that relates to the Interests or that might result in impairment or loss of any Seller's title to any portion of the Assets or the value thereof or that might hinder or impede the operation of the Leases arising or threatened prior to the Closing.

         (e) MAINTENANCE OF CONFIDENTIALITY. HHOC shall exercise all due diligence in safeguarding and maintaining secure all





                                       22

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                                                                    CONFIDENTIAL

engineering, geological and geophysical data, reports and maps, and all other confidential data in the possession of HHOC relating to the Assets.

         (f) COMPLIANCE WITH LAW. HHOC will comply, and will use its reasonable efforts to cause all third-party operators of the Leases to comply, with all laws, rules, regulations, permits, ordinances and orders of all local, state and federal governmental bodies, authorities and agencies having jurisdiction over the Assets at all times until the Closing.

         (g) OBLIGATION TO INFORM. HHOC shall keep Buyer currently and completely informed as to all material developments affecting or potentially affecting the Assets not operated by Buyer. Without limiting the foregoing, if at or prior to the Closing HHOC becomes aware of any material change or inaccuracy in any information furnished to Buyer by or on behalf of any Seller or any material adverse change in the operation or condition of any of the Assets not operated by Buyer, HHOC shall promptly notify Buyer of such change or inaccuracy.

         (h) EXCLUSIVITY. Until the Closing or the earlier termination of this Agreement, neither HHOC nor any other Seller will (1) solicit, discuss, or otherwise entertain, directly or indirectly, any offer to acquire any of the Assets, (2) provide information to others concerning the Assets (except in the ordinary course of operation of the Assets) or (3) enter into any negotiations with, or enter into any agreement that provides for acquisition of the Assets or any portion thereof by, a person other than Buyer.

         (i) OPERATIONS IN PROGRESS. EXHIBIT F is a complete and correct list and description of all operations on the Leases, other than those conducted by Buyer, as to which it is anticipated that on and after the date of this Agreement HHOC will be participating, including, but not limited to, drilling, completion, installation of production or pipeline facilities (the "Operations in Progress"). Seller shall notify Buyer of any such activities prior to the implementation thereof and shall consult with Buyer regarding all such matters and operations. HHOC shall not make any election with respect thereto under any operating agreement or other agreement or abandon or permit the abandonment of any Operations in Progress without the prior written consent of Buyer. HHOC shall promptly notify Buyer in writing if the costs and expenses relating to any Operation in Progress are likely to exceed the AFE estimates by more than fifteen percent (15%) as to the costs incurred by HHOC under each AFE estimate. Buyer shall





                                       23

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                                                                    CONFIDENTIAL

not be liable for any costs or expenses in excess of such fifteen (15%) margin, unless HHOC notifies Buyer as provided herein and Buyer expressly approves in writing the continuation of the operation giving rise to such excess expense or unless the excess expense cannot reasonably be avoided by reason of legal obligations or prudent operating practices, including, but not limited to, the necessity of plugging and abandoning a well in compliance with regulatory or contractual requirements.

                                    ARTICLE X
                                    CLOSINGS

         10.1 CLOSINGS. The closings of the transactions contemplated by this Agreement shall be held beginning at 10:00 a.m. Local Time at the offices of HHOC, 700 Louisiana, Suite 2100, Houston, Texas 77002, as follows: on February 14, 1997 as to the Assets relating to Eugene Island Blocks 64 and 65 and on February 20, 1997 as to the Assets relating to East Cameron Block 378. All events of each Closing shall each be deemed to have occurred simultaneously with the other, regardless of when actually occurring, and each shall be a condition precedent to the other; provided, however, HHOC's delivery of the executed Eugene Island Block 65 Well No. 2 AFE shall be a condition to the occurrence of the First Closing.

         10.2 SELLERS' CLOSING OBLIGATIONS. At each Closing, except to the extent comprising the Excluded Assets, Sellers shall deliver to Buyer the following:

                  (a) Duly executed and acknowledged assignments substantially in the form attached hereto as EXHIBIT "E," and such other documents as may be reasonably necessary in the opinion of counsel for Buyer to convey Sellers' interest in the Assets to Buyer in accordance with the provisions hereof;

                  (b) Possession of the relevant Assets, including copies of the relevant Records;

                  (c) A non-foreign person affidavit executed by each Seller pursuant to Section 1445 of the Internal Revenue Code;

                  (d) An opinion of John H. Peper, Esq., General Counsel of HHOC, counsel to Seller, in form reasonably satisfactory to Buyer, with respect to the matters stated in Sections 4.1(a), (b), (c) and (g), but as to HHOC only and only as to the First Closing; and

                  (e)      The Preliminary Settlement Statement.





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


                                                                    CONFIDENTIAL

         10.3 BUYER'S CLOSING OBLIGATIONS. At each Closing, Buyer shall deliver to HHOC (for its account and the account of all other Sellers, such other Sellers hereby expressly consenting to such disbursement of the Purchase Price by Buyer):

                  (a) The Purchase Price, adjusted pursuant to the provisions hereof, by wire transfer of immediately available funds;

                  (b)      The Preliminary Settlement Statement; and

                  (c) An opinion of Howard L. Boigon, Esq., General Counsel to Buyer, in form reasonably satisfactory to Sellers, with respect to the matters stated in Sections 5.1(a), (b), (c) and (d).

                                   ARTICLE XI
                                EFFECT OF CLOSING

         11.1 ASSUMED OBLIGATIONS; PRE-CLOSING LIABILITIES. Subject to the provisions of Section 16.1, upon and after Closing, Buyer shall own the Assets, together with all the rights, duties, obligations and liabilities accruing after Closing, and Buyer shall be obligated to assume and pay, perform, fulfill and discharge all Assumed Obligations. To the extent not included in Assumed
Obligations or in those matters for which Seller is indemnified by Buyer hereunder, Seller agrees to pay, perform, fulfill and discharge all costs, expenses and liabilities attributable to the ownership or operation of the Assets and accruing prior to the Effective Time.

         11.2     REVENUES AND EXPENSES.

         (a) To the extent not accounted for in Buyer's and Seller's Credits and adjustments under Section 3.2 hereto, all proceeds, accounts receivable, income, revenues and other items included in or attributable to the Excluded Assets (as described in Section 1.7) and the Assets prior to the Effective Time shall belong to and be retained or paid to Sellers, and all other proceeds, accounts receivable, income, revenues and other items included on or attributable to the Assets after the Effective Time shall belong to and be paid over to Buyer.

         (b) POST-CLOSING OBLIGATIONS. If any funds are received by a Party which belong to any other Party, the Party receiving such funds shall immediately pay the funds over to such other Party entitled thereto. If an invoice or other obligation to be





                                       25

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                                                                    CONFIDENTIAL

discharged is under the terms of this Agreement partially the obligation of any Seller and partially the obligation of Buyer, the Party receiving such invoice or request to discharge the obligation shall promptly notify the other Party which shall promptly pay over its share thereof after receipt of such notice.

         11.3 HHOC OPERATED PROPERTIES. After Closing and until a successor operator has been approved by the Minerals Management Service, HHOC shall continue to operate those Assets which it is currently operating. Such continued operations by HHOC shall be for the account of Buyer and other owners of the relevant Assets and shall be conducted in accordance with the covenants in
Article IX of this Agreement, subject, however, to provisions of applicable joint operating agreements. In connection with any such continued operation of the Assets by HHOC, HHOC shall be reimbursed by Buyer for all costs and expenses incurred by HHOC with respect thereto, including a charge for overhead, in the same manner as provided in the applicable joint operating agreement. All costs and expenses incurred by HHOC in conjunction with such continued operation of the Assets shall be considered and handled as "Sellers' Credits" pursuant to
Section 3.2(a) to the extent such credits offset same. To the extent Sellers' Credits are not sufficient to offset the costs and expenses incurred, Buyer shall remain responsible therefor.

         11.4 AMI. Should HHOC (or any affiliate of HHOC), within 18 months of the date hereof, acquire any interest within Eugene Island Block 64 or 65, Buyer shall be entitled to acquire 75% of the interest so acquired by HHOC (or an affiliate of HHOC) in exchange for its payment of 75% of the out-of-pocket cost of acquisition.


                                   ARTICLE XII
                     LIMITATIONS OF WARRANTIES AND REMEDIES

         12.1 LIMITATIONS. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLERS CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF HYDROCARBONS IN OR UNDER THE LEASES, OR THE ENVIRONMENTAL CONDITION OF THE ASSETS. THE ITEMS OF PERSONAL PROPERTY, EQUIPMENT, IMPROVEMENTS, FIXTURES, AND APPURTENANCES CONVEYED AS PART OF THE ASSETS ARE SOLD HEREUNDER "AS IS, WHERE IS" AND "WITH ALL FAULTS" AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF





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                                                                    CONFIDENTIAL

QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR
CONDITION, ARE GIVEN BY OR ON BEHALF OF SELLER, EXCEPT THOSE
EXPRESSLY STATED HEREIN.

         12.2 SURVIVAL. Except as otherwise provided therein, all representations, warranties, covenants, indemnities and agreements made herein shall survive the Closings and remain in effect for a period of one year following the Second Closing or the date on which it was to occur; provided, however, Article XI, Section 13.2, Section 14.1, Section 14.2, Section 14.3(i),
Section 14.4 and Article XVI shall survive indefinitely, as shall the representations and warranties of the Sellers provided in Sections 4.1(a), (b) and (c) and those of Buyer provided in Sections 5.1(a), (b), (c) and (d).


                                  ARTICLE XIII
                              DEFAULT AND REMEDIES

         13.1 LIABILITIES UPON TERMINATION OR BREACH. In addition to the remedies provided under applicable law, each Party shall have the right to recover damages for the breach by the other Party or Parties of any warranty, covenant or agreement contained herein or for the failure of a representation of the other Party or Parties contained in this Agreement to be true. In the event any Party wrongfully fails to consummate a Closing, the other Party or Parties shall have the following remedies in addition to any remedies provided under applicable law: If Buyer is the Party wrongfully failing to close, Sellers shall have the right to terminate Buyer's right to acquire any Assets not yet acquired by Buyer hereunder and the options provided for in Section 2.3 and Section 2.4 and Sellers shall have the right to recover all damages suffered by Sellers as a result of such failure and, if such failure occurs with respect to Eugene Island Blocks 64 and 65, Sellers shall in addition have the right to recover any amounts expended with respect to all AFEs approved as required under Section 2.5 or Section 9.1(b). If Sellers wrongfully fail to close, Sellers acknowledge that the remedies provided at law would be inadequate and that, as a result, Buyer shall be entitled to, and Sellers shall not object to, the remedy of specific performance to compel such performance.

         13.2 ATTORNEYS FEES. The prevailing Party in any legal proceeding brought under or to enforce this Agreement shall be additionally entitled to recover court costs and reasonable attorney's fees from the non-prevailing Party.






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                                                                    CONFIDENTIAL

                                   ARTICLE XIV
                                    INDEMNITY

         14.1 BUYER'S INDEMNIFICATION. After the Closing, Buyer agrees to indemnify, defend and hold Sellers and their respective directors, officers, shareholders, employees, trustees, partners, agents and attorneys (collectively, the "Seller Indemnified Parties") harmless from and against any and all Losses (as defined below) with respect to any liabilities and obligations, or alleged or threatened liabilities or obligations, including, but not limited to, claims for personal injury, illness, disease, wrongful death, damages to property, liability based on strict liability or condition of the Assets, and fines, penalties and other regulatory sanctions relating to or arising out of () Buyer's ownership or operation of the Assets for the period from and after the Effective Time; () the Assumed Obligations; and () the failure of any representation of Buyer in this Agreement to be true or the breach of any warranty, covenant or agreement of Buyer in this Agreement BUT EXCLUDING from Buyer's indemnity obligation hereunder any Loss resulting from or attributable to the negligence or willful misconduct of any Seller Indemnified Party, its officers, employees or agents with respect to the operation and maintenance of the Assets prior to the Effective Time or the failure of any representation of any Seller in this Agreement to be true or the breach of any warranty, covenant or agreement of any Seller in this Agreement.

         14.2 EUGENE ISLAND BLOCK 65 WELL NO. 2 INDEMNIFICATION. Further to the provisions of Section 14.1, Buyer agrees to indemnify, defend and hold the Seller Indemnified Parties harmless from and against (a) any amounts expended by any Seller with respect to the Eugene Island Block 65 Well No. 2 AFE should Buyer wrongfully fail or refuse to close hereunder with respect to the Assets relating to Eugene Island Blocks 64 and 65 and (b) regardless of whether the First Closing occurs, any and all Losses with respect to claims of other owners of the Leases covering Eugene Island Blocks 64 and 65 based on approval by HHOC of the proposal with respect to the Eugene Island Block 65 Well No. 2 or the Eugene Island Block 65 Well No. 2 AFE or any other AFE approved by HHOC as required pursuant to Section 9.1(b).

         14.3 HHOC'S INDEMNIFICATION. After the Closing, HHOC agrees to indemnify, defend and hold Buyer and its directors, officers, shareholders, employees, agents and attorneys (collectively, the "Buyer Indemnified Parties") harmless from and against any and all Losses with respect to all liabilities and obligations or alleged or threatened liabilities and obligations, including, but not





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                                                                    CONFIDENTIAL

limited to, claims for personal injury, illness, disease, wrongful death, damage to property, liability based on strict liability or condition of the Assets, and fines, penalties and other regulatory sanctions resulting from or arising out of
(i) ownership or operation of the Assets prior to the Effective Time; and (ii) the failure of any representation of Seller in this Agreement to be true or the breach of any warranty or covenant or agreement of Seller in this Agreement BUT EXCLUDING from HHOC's indemnity obligation hereunder any Loss resulting from or attributable to the negligence or willful misconduct of any Buyer Indemnified Party with respect to the operation and maintenance of the Assets after the Effective Time or the failure of any representation of Buyer in this Agreement to be true or the breach of any warranty, covenant or agreement of Buyer in this Agreement.

         14.4     SCOPE AND PROCEDURE FOR INDEMNIFICATION.

         (a) The indemnity provided for by each of Sections 14.1 and 14.2 shall extend to any loss, cost, expense, liability or damage ("Loss") incurred or suffered by the Seller Indemnified Party or Buyer Indemnified Party, as the case may be, including reasonable fees and expenses of attorneys, technical experts and expert witnesses reasonably incident to matters indemnified against. The amount of each payment claimed by a Seller Indemnified Party or Buyer Indemnified Party, as the case may be, to be owing as described in each of such Sections, together with a list identifying, to the extent reasonably possible, each separate item of Loss for which payment is so claimed, shall be set forth by such claiming party in a statement delivered to the indemnifying Party setting forth the basis of such claim and shall be paid by such indemnifying Party as and to the extent required herein within thirty (30) days after receipt of such statement. Within sixty (60) days after notification to a Seller Indemnified Party or Buyer Indemnified Party, as the case may be, with respect to any claim or legal action or other matter that could result in a Loss for which indemnification may be sought under this Article XIV, but in any event in time sufficient for the indemnifying Party to contest any action, claim or proceeding that has become the subject of proceedings before any court or tribunal, such Seller Indemnified Party or Buyer Indemnified Party, as the case may be, shall give written notice of such claim, legal action or other matter to the indemnifying Party and, at the request of such indemnifying Party, shall furnish the indemnifying Party or its counsel with copies of all pleadings and other information with respect to such claim, legal action or other matter and shall, at the election of the indemnifying Party made within sixty (60) days after receipt of such notice, permit the indemnifying Party to assume control of





                                       29

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                                                                    CONFIDENTIAL

such claim, legal action or other matter (to the extent only that such claim, legal action or other matter relates to a Loss for which the indemnifying Party is liable), including the determination of all appropriate actions, the negotiation of settlements on behalf of the Seller Indemnified Party or Buyer Indemnified Party, as the case may be, and the conduct of litigation through attorneys of the indemnifying Party's choice. In the event of such an election by the indemnifying Party, (i) any expense incurred by the Seller Indemnified Party or Buyer Indemnified Party, as the case may be thereafter for investigation or defense of the matter shall be borne by the Seller Indemnified Party or Buyer Indemnified Party, as the case may be, and (ii) the Seller Indemnified Party or Buyer Indemnified Party, as the case may be, shall give all reasonable information and assistance, other than pecuniary, that the indemnifying Party shall deem reasonably necessary to the proper defense of such claim, legal action, or other matter, subject to reimbursement for its out-of-pocket expenses incurred in rendering such assistance.

         (b) In the absence of such an election, the Seller Indemnified Party or Buyer Indemnified Party, as the case may be, will use its best efforts to defend any claim, legal action or other matter to which such indemnifying Party's indemnification under this Article XIV applies. Failure to provide timely notice pursuant to this Section 14.3 shall not deprive the party seeking indemnification of its right to indemnification pursuant to this Article XIV, although such party shall be liable for any damages occasioned by its delay in affording the party entitled to notice with such notice and shall not be entitled to indemnification for any costs incurred during the period of such delay that could reasonably have been avoided by the indemnifying Party if timely notice had been given.

         (c) In the event Buyer makes a claim for indemnification for breach of any Environmental Laws, upon Buyer's request HHOC shall, without limitation of Buyer's remedies hereunder, assign to Buyer any right of HHOC for indemnification for such matter from HHOC's predecessors in title.


                                   ARTICLE XV
                                   TERMINATION

         15.1 TERMINATION PURSUANT TO SECTION 7.6. Should Buyer or Sellers elect, pursuant to the provisions of Section 7.6, to terminate this Agreement as to the Assets relating to East Cameron





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                                                                    CONFIDENTIAL

Block 378, then, as part of such termination, the then unexercised rights of Buyer under Sections 2.3 and 2.4 shall terminate also.

        15.2 EXPIRATION OF RIGHTS UNDER SECTIONS 2.3 AND 2.4. Rights of Buyer under Sections 2.3 and 2.4 unexercised as of December 31, 1997, shall expire on such date; provided, however, that if HHOC has not yet offered Buyer a right with respect to the Exploration Rights associated with a particular offshore block, but has acquired certain (although less than all required) rights with respect to such block, HHOC shall then be obligated to offer to Buyer the right to acquire a portion of such rights acquired by HHOC as provided in Section 2.3, but paying therefor the consideration set forth in EXHIBIT G as to such block.

         15.3 EFFECT OF TERMINATION. Any termination of this Agreement, whether in whole or in part, shall not impact any previous performance of portions of this Agreement or impair any rights or obligations accrued or vested prior to such termination. Furthermore, all indemnifications provided in this Agreement shall survive any such termination of this Agreement and the Closings.


                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.1 CERTAIN GOVERNMENTAL APPROVALS. Buyer agrees that promptly after Closing it shall actively pursue unconditional approval by the Minerals Management Service of the assignment of the Assets, and operatorship of those Assets HHOC is currently operating. Buyer obligates itself to take any and all action required by the Minerals Management Service or any other regulatory agency in order to obtain such unconditional approval, including, but not limited to, posting any and all bonds or other securities which may be required of it or its Operating Agent, in excess of such parties' existing lease, pipeline or area-wide bond.

         16.2 RECORD TITLE IN SELLER. Until the governmental approvals provided for in Section 16.1 are obtained, however, HHOC shall continue to hold record title to the Assets as nominee for Buyer, during which time (i) subject to
Article XIV, Buyer shall indemnify and hold HHOC harmless from any and all claims, expenses of any kind or character relating to such Assets accruing after Closing and (ii) HHOC shall act as Buyer's nominee but shall be authorized to act only upon and in accordance with Buyer's specific written instructions and HHOC shall have no authority, responsibility or discretion to perform any tasks or functions with respect to the Assets other than those which are purely administrative or

                                                                    CONFIDENTIAL

ministerial in nature, unless otherwise specifically requested and authorized by Buyer in writing.

         16.3 PUBLIC ANNOUNCEMENTS. Prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the Party desiring to make such public announcement or statement shall consult with the other Parties and exercise its best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such Parties or (ii) obtain approval of the other Party or Parties to the text of a public announcement or statement to be made solely by Sellers or Buyer, as the case may be, such approval not to be unreasonably withheld. Nothing contained in this paragraph shall be construed to require any Party to obtain approval of the other Party or Parties to disclose information with respect to the transactions contemplated by this Agreement to any state or federal governmental authority or agency to the extent required by applicable law or by any applicable rules, regulations or orders of any governmental authority or agency having jurisdiction or necessary to comply with disclosure requirements of any stock exchange and applicable securities laws.

         16.4 FILING AND RECORDING OF ASSIGNMENTS. Buyer shall be solely responsible for all filings and recording of assignments and other documents related to the Assets and for all fees connected therewith, except as otherwise provided in this Agreement. Buyer shall furnish Sellers with copies of all filings made by it pursuant to this Agreement and of the pertinent recording data pertaining to same. Sellers shall not be responsible for any loss to Buyer because of Buyer's failure to file or record documents correctly or promptly. Buyer shall promptly file all appropriate forms or declarations with the Minerals Management Service relative to this Agreement and its assumption of the Leases and operation to the extent provided hereunder, and Sellers shall cooperate with Buyer in connection with such filings.

         16.5     FURTHER ASSURANCES AND RECORDS.

         (a) Each of the Parties will execute, acknowledge and deliver to the other Party or Parties such further instruments and take such other action as may be reasonably requested in order to more effectively assure to such Party all of the respective properties, rights, titles, interests, estates and privileges intended to be assigned, delivered or inuring to the benefit of such Party in consummation of the transactions contemplated hereby.

                                                                    CONFIDENTIAL

         (b) Buyer agrees to maintain the files and records of Sellers that are acquired pursuant to this Agreement for seven (7) years after Closing. Buyer shall provide Sellers and their representatives reasonable access to and the right to copy such files and records for the purposes of (i) preparing and delivering any accounting provided for under this Agreement and adjusting, prorating and settling the charges and credits provided for in this Agreement,
(ii) complying with any law, rule or regulation affecting Sellers' interest in the relevant Assets prior to the relevant Closing Date, (iii) preparing any audit of the books and records of any third party relating to Sellers' interest in the relevant Assets prior to the relevant Closing Date, or responding to any audit prepared by such third parties, (iv) preparing tax returns, (v) responding to or disputing any tax audit or (vi) asserting, defending or otherwise dealing with any claim or dispute under this Agreement.

         (c) Buyer agrees that, as soon as practicable after each Closing, it will remove or cause to be removed the names and marks used by Seller and all variations and derivatives thereof and logos relating thereto from the relevant Assets and will not thereafter make any use whatsoever of such names, marks and logos.

         (d) To the extent not obtained or satisfied as of the relevant Closing, Sellers agree to continue to use all reasonable efforts, but without any obligation to incur any cost or expense in connection therewith, and to cooperate with Buyer's efforts to obtain for Buyer access to files, records and data relating to the relevant Assets in the possession of either Sellers or third parties. In the event Buyer shall obtain such files, records and data for the account of Sellers or in the name of Sellers, Sellers shall maintain files, records, and data pursuant to Section 16.6(b) of this Agreement.

         16.6 NOTICES. Except as otherwise expressly provided herein, all communications required or permitted under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly given and received when actually delivered to the address set forth below of the party to be notified, addressed as follows, or when a legible facsimile copy is received by the party's facsimile equipment at the number shown below (and the Sellers other than HHOC expressly agree that notice given or received by HHOC in such manner shall be binding on them):

                           If to any of Sellers:

                           Hall-Houston Oil Company

                                                                    CONFIDENTIAL

                           Attn:  John H. Peper
                           700 Louisiana, Suite 2100
                           Houston, Texas 77002
                           Phone:  (713) 228-0711
                           Fax:  (713) 225-7600

                           If to Buyer:

                           Basin Exploration, Inc.
                           Attn:  Sam D. Winegrad
                           370  17th Street, Suite 3400
                           Denver, Colorado 80202
                           Phone:  (303) 685-8000
                           Fax:  (303) 685-8020

Provided, however, that any notice required or permitted under this Agreement will be effective if given verbally within the time provided, so long as such verbal notice is followed by written notice thereof in the manner provided herein within twenty-four (24) hours following the end of such time period. Any party may, by written notice so delivered to the other, change the address or facsimile number to which delivery shall thereafter be made.

         16.7 INCIDENTAL EXPENSES. Buyer shall bear and pay (i) all state or local government sales, transfer, gross proceeds or similar taxes incident to or caused by the transfer of any Assets to Buyer, (ii) all documentary, transfer and other state and local government taxes incident to the transfer of any Assets to Buyer, (iii) all filing, recording or registration fees for any assignment or conveyance delivered hereunder, and (v) all normal costs or fees required to obtain consent to assign any Assets. Each party shall bear its own respective expenses incurred in connection with each Closing, including its own consultants' fees, attorneys' fees, accountants' fees, and other similar costs and expenses.

         16.8 ENTIRE AGREEMENT. This Agreement (including all Exhibits to this Agreement) embodies the entire agreement among the parties (superseding all prior agreements, arrangements and understandings related to the subject matter hereof), and may be supplemented, altered, amended, modified or revoked by writing only, signed by the parties hereto. The headings herein are for convenience only and shall have no significance in the interpretation hereof.

         16.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                                                    CONFIDENTIAL

         16.10 EXHIBITS. All Exhibits hereto, and the terms thereof, which are referred to herein are hereby made a part hereof and incorporated herein by reference.

         16.11 AUDITS. Buyer shall have the right, during reasonable business hours, to audit all records of Sellers pertaining to the Assets for the period from the relevant Closing in which such Assets were conveyed until two (2) years from the end of the calendar year in which such Closing occurs.

         16.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each and every counterpart shall be deemed for all purposes one agreement.

         16.13 WAIVER. Any of the terms, provisions, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the Party waiving compliance. Except as otherwise expressly provided in this Agreement, the failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect such Party's right to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other term, provision, covenant, representation or warranty.

         16.14 BINDING EFFECT; ASSIGNMENT. It is understood and agreed that Buyer may designate or make any party other than Buyer the operator of the Assets acquired by Buyer with the Minerals Management Service without the consent of Sellers. All the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

         16.15 TAXES. Seller and Buyer agree that this transaction may be subject to the reporting requirement of Section 1060 of the Internal Revenue Code of 1986, as amended, and that, therefore, IRS Form 8594, Asset Acquisition Statement, may be required to be filed for this transaction. In the event the parties mutually agree that a filing of Form 8594 is required, the parties will confer and cooperate in the preparation and filing of their respective forms to reflect a consistent reporting of the agreed-upon allocation. Seller shall be responsible for and shall pay all taxes attributable to or arising from the ownership or operation of the

                                                                    CONFIDENTIAL

Assets prior to the Effective Time. Buyer shall be responsible for and shall pay all taxes attributable to or arising from the ownership or operation of the Assets after the Effective Time.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

                                                                    CONFIDENTIAL

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                         SELLERS:

                                         Hall-Houston Oil Company


                                         By:________________________________
                                                Wayne P. Hall
                                                President

                                         Hall-Houston Oil Company Employee
                                         Royalty Trust


                                         By:________________________________
                                                Gary L. Hall
                                                Trustee


                                         By:________________________________
                                                Wayne P. Hall
                                                Trustee

                                         Hall-Houston 1996 Exploration and
                                         Development Facility Overriding
                                         Royalty Trust


                                         By:________________________________
                                                Gary L. Hall
                                                Trustee


                                         By:________________________________
                                                Wayne P. Hall
                                                Trustee

                                         Hall Family Trust


                                         By:________________________________
                                                Gary L. Hall
                                                Trustee

                                                                   CONFIDENTIAL


                                         Gulf Royalty Interests, Inc.


                                         By:________________________________
                                                Gary L. Hall
                                                President

                                         BUYER:

                                         Basin Exploration, Inc., a Delaware
                                         corporation, doing business in
                                         Louisiana as Basin Exploration,
                                         Inc. (Delaware)


                                         By:________________________________
                                                Sam D. Winegrad
                                                Vice President of
                                                Corporate Development

                                                                    CONFIDENTIAL


                                    EXHIBITS


EXHIBIT A:        LEASES AND INTERESTS

EXHIBIT B:        MATERIAL AGREEMENTS

EXHIBIT C:        INVENTORY OF WELLS, FACILITIES AND EQUIPMENT

EXHIBIT D:        ALLOCATED VALUES

EXHIBIT E:        FORMS OF ASSIGNMENT

EXHIBIT F:        EXISTING OPERATIONS

EXHIBIT G:        EXPLORATION RIGHTS AND CONSIDERATION THEREFOR

                                                                    CONFIDENTIAL

                                   EXHIBIT "A"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration,
                  Inc., as Buyer.

                            THE LEASES AND INTERESTS


1. Oil and Gas Lease bearing Serial No. OCS-G 12856, effective June 1, 1991 between the United States of America, as Lessor, and Hall-Houston Oil Company, as Lessee, covering all of BLOCK 378, EAST CAMERON AREA, SOUTH ADDITION, OCS Leasing Map, Louisiana Map No. 2A, INSOFAR AND ONLY INSOFAR as said Lease covers:

         A. The S/2S/2 and S/2N/2S/2 of Block 378, from the surface of the earth down to 100 feet below the stratigraphic equivalent of 3743 feet true vertical depth (TVD) as found on the electric log for the Anadarko OCS-G 6660 #1 well located in Block 378 ("Productive Depth
                  Limitation").

                  Working Interest:                            46.47059%
                  Net Revenue Interest:                        35.19762%

                  Overriding Royalty Interest:

                           Gulf Royalty Interests, Inc.        0.500000%

                           Hall-Houston Oil Company
                              Employee Royalty Trust           0.500000%

                           Hall Family Trust                   0.55556%

                           Hall-Houston 1996 Exploration
                              and Development Facility
                              Overriding Royalty Trust         1.85882%

                           Total                               3.41438%

         B. (I) the S/2S/2 and S/2N/2S/2 of Block 378 as to all depths below the Productive Depth Limitation described

                                                                    CONFIDENTIAL

                  above, and (ii) the N/2 and N/2N/2S/2 of Block 378 as to all depths.

                  Working Interest:                  23.23529%
                  Net Revenue Interest:              17.59881%

2. Oil and Gas Lease bearing Serial No. OCS-G 2098 effective February 1, 1971, by and between the United States of America, as Lessor, and Chevron Oil Company, as Lessee, covering the S/2 OF BLOCK 64, EUGENE ISLAND AREA, Official Leasing Map, Louisiana Map No. 4, containing approximately 2,500 acres.

         Working Interest:           25.00000%         Before Project Payout
                                     20.00000%         After Project Payout

         Net Revenue Interest:       17.86458%         Before Project Payout
                                     14.29167%         After Project Payout

3. Oil and Gas Lease bearing Serial No. OCS-G 16343 effective August 1, 1996, by and between the United States of America, as Lessor, and Basin Exploration, Inc., as Lessee, covering all of BLOCK 65, EUGENE ISLAND AREA, OCS Leasing Map, Louisiana Map No. 4, containing approximately 5,000 acres.

         Working interest:           25.00000%         Before Project Payout
                                     20.00000%         After Project Payout

         Net Revenue Interest:       20.36458%         Before Project Payout
                                     16.29167%         After Project Payout




                               END OF EXHIBIT "A"

                                                                    CONFIDENTIAL

                                   EXHIBIT "B"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration, Inc., as Buyer.

                               MATERIAL AGREEMENTS

A.       OCS-G 12856 EAST CAMERON AREA, BLOCK 378:

         1. Operating Agreement effective September 23, 1996 between Hall-Houston Oil Company, as Operator, and Zilkha Energy Company and Ocean Front Oil & Gas, Inc., as Non-Operators;

         2. Letter of Intent dated December 10, 1996 between Anadarko Petroleum Corporation and Hall-Houston Oil Company, regarding East Cameron Block 378 and East Cameron Block 359 Production Processing and Sharing.

B.       OCS-G 2098 EUGENE ISLAND AREA, BLOCK 64:

         1. Farmout Agreement dated August 15, 1996, as amended, by and between Chevron U.S.A. Production Company, as Farmoutor, and Basin Exploration, Inc., as Farmoutee.

         2. Participation Agreement dated August 25, 1996, by and between Basin Exploration, Inc. and Hall-Houston Oil Company.

         3. Operating Agreement dated August 25, 1996, by and between Basin Exploration, Inc., as Operator, and Hall-Houston Oil Company et al, as Non-Operators.

C.       OCS-G 16343 EUGENE ISLAND AREA, BLOCK 65:

         1. Participation Agreement dated August 25, 1996, by and between Basin Exploration, Inc. and Hall-Houston Oil Company.

         2. Operating Agreement dated August 25, 1996, by and between Basin Exploration, Inc., as Operator, and Hall-Houston Oil Company et al, as Non-Operators.

                               END OF EXHIBIT "B"

                                                                    CONFIDENTIAL

                                   EXHIBIT "C"


                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration, Inc., as Buyer.


                               INVENTORY OF WELLS


1.       OCS-G 12856 Well #2, East Cameron Area, Block 378

2.       OCS-G 2098 Well #2, Eugene Island Area, Block 64

3.       OCS-G 16343 Well #1, Eugene Island Area, Block 65



                            FACILITIES AND EQUIPMENT


A.       OCS-G 12856 East Cameron Area, Block 378:

         1.       Well #2:  Cameron 3-1/6" 5,000 pound Subsea Tree and
Control Panel

B.       OCS-G 2098 Eugene Island Area, Block 64:

         N/A

C.       OCS-G 16343 Eugene Island Area, Block 65:

         N/A



                               END OF EXHIBIT "C"

                                                                    CONFIDENTIAL

                                   EXHIBIT "D"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration, Inc., as Buyer.




WORKING INTEREST AND ASSOCIATED NET REVENUE INTEREST:


         Eugene Island 64/65                                 $7,000,000.00

         East Cameron 378                                    $6,500,000.00


OVERRIDING ROYALTY INTERESTS:

         East Cameron 378                                      $925,000.00     3.41438% of 8/8ths

         ALLOCATED BY ENTITY AS FOLLOWS:

              Gulf Royalty Interests, Inc.                     $135,456.51     0.50000% of 8/8ths

              Hall-Houston Oil Company
               Employee Royalty Trust                          $135,456.51     0.50000% of 8/8ths

              Hall Family Trust                                $150,508.44     0.55556% of 8/8ths

              Hall-Houston 1996 Exploration
               and Development Facility
               Overriding Royalty Trust                        $503,578.54     1.85882% of 8/8ths
                                                                ----------     -------


              Totals                                           $925,000.00     3.41438% of 8/8ths



                               END OF EXHIBIT "D"

                                                                    CONFIDENTIAL

                                  EXHIBIT "E-1"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration, Inc., as Buyer.

                         ASSIGNMENT OF OIL AND GAS LEASE
                                                            [East Cameron 378]
THE UNITED STATES OF AMERICA          ss.
OUTER CONTINENTAL SHELF               ss.        KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA                    ss.

      THAT, HALL-HOUSTON OIL COMPANY, a Texas corporation, whose address is 700 Louisiana, Suite 2100, Houston, Texas 77002 (hereinafter sometimes referred to as "Assignor"), for and in consideration of Ten and no/100 Dollars ($10.00) and other good and valuable consideration in hand paid to Assignor by BASIN EXPLORATION, INC., a Delaware corporation, whose address is 370 17th Street, Suite 3400, Denver, Colorado 80202 (hereinafter sometimes referred to as "Assignee"), the receipt and sufficiency of which are hereby acknowledged, has transferred, sold, assigned and conveyed, and by these presents does hereby TRANSFER, SELL, ASSIGN AND CONVEY unto Assignee an undivided _____ percent (___%) of 100% interest, subject to the Permitted Encumbrances (as defined below), in and to the following described oil and gas lease:

          Oil and Gas Lease bearing Serial No. OCS-G 12856 effective June 1, 1991, between the United States of America, as Lessor, and Hall-Houston Oil Company, as Lessee, covering all of BLOCK 378, EUGENE ISLAND AREA, OCS Leasing Map, Louisiana Map No.2A, INSOFAR AND ONLY INSOFAR as concerns the aliquots __________(the "Lease").

          This Assignment is expressly made subject to the terms and conditions of the following agreements, overriding royalty interests, burdens, encumbrances and other items (the "Permitted Encumbrances"):

          4. The Lease and all limitations, restrictions, terms, covenants and conditions thereof;

                                                                    CONFIDENTIAL

          5. Operating Agreement effective September 23, 1996 between Hall-Houston Oil Company, as Operator, and Zilkha Energy Company and Ocean Front Oil & Gas, Inc., as Non-Operators.

          6. An undivided ____% of a .375% of 8/8ths overriding royalty interest in favor of Summit Development Corporation;

          7. An undivided ___% of a .25% of 8/8ths overriding royalty interest in favor of Summit Royalty Company;

          8. An undivided ___% of a .20% of 8/8ths overriding royalty interest in favor of Larry C. Flowers;

          9. An undivided ___% of a .10% of 8/8ths overriding royalty interest in favor of Karen Mann Flowers;

          10. An undivided ___% of a 1.11111% of 8/8ths overriding royalty interest in favor of Nuevo Energy Corporation.

          11. Purchase and Sale Agreement effective February 13, 1997, between Hall-Houston Oil Company, Hall-Houston Oil Company Employee Royalty Trust, Hall-Houston 1996 Exploration and Development Facility Overriding Royalty Trust, and Gulf Royalty Interests, Inc., as Sellers, and Basin Exploration, Inc., as Buyer ("Purchase and Sale Agreement").

          For the same consideration and subject to the Permitted Encumbrances, Assignor hereby sells, assigns, transfers and conveys unto Assignee an undivided ____ percent (___ %) of 100% interest in and to the hereinafter described property ("Assets"):

          (A) All contractual rights and other rights and claims against third parties that arise out of the Lease and that accrue from and after the effective date hereof;

          (B) All of the real, personal and mixed property used or held for use directly in operation thereof (whether located on or off such Lease), which is owned by Assignor, in whole or in part (the "Related Assets"), including, without limitation, the wells, well equipment, casing, subsea tree and all other improvements used in the operation thereof owned by Assignor; provided, however, that Assignor and Assignee hereby acknowledge that, except as otherwise specifically provided herein, the Related Assets do not include (i) any cash, certificates of deposit, securities, claims for federal or state income tax refunds, or other claims of Assignor which do not arise out of ownership of the

                                                                    CONFIDENTIAL

                  Lease; (ii) any other tangible or intangible asset of Assignor which are not used directly in connection with the operation of the Lease.

          Assignee hereby assumes and agrees to pay and fully perform those obligations and liabilities in respect of the interest assigned to Assignee under this Assignment as set forth in the Purchase and Sale Agreement.

          This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          This Assignment is made expressly subject to the terms and provisions of the Purchase and Sale Agreement. If any of the terms and provisions of this Assignment conflict with the terms and provisions of the Purchase and Sale Agreement, the Purchase and Sale Agreement shall prevail.

          TO HAVE AND TO HOLD the Lease and the Assets and all rights thereunder unto Assignee and its successors and assigns forever. Assignor hereby binds itself and its successors and assigns to warrant and forever defend the interests assigned hereby unto Assignee and its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise. NO OTHER WARRANTY, WHETHER STATUTORY, EXPRESS OR IMPLIED, IS MADE HEREIN.


          IN WITNESS WHEREOF, this Assignment is executed on this ____ day of February, 1997, but shall be effective for all purposes as of 12:01 a.m., Central Standard Time, February 13, 1997.


                                          ASSIGNOR:


WITNESSES:                                HALL-HOUSTON OIL COMPANY

------------------------------

                                          By: __________________________________
______________________________                   Kelly D. Fry
                                                 Vice President  - Land

                                                                    CONFIDENTIAL

                                          ASSIGNEE:


WITNESSES:                                BASIN EXPLORATION, INC.

------------------------------

                                          By: __________________________________
______________________________                   Sam D. Winegrad
                                                 Vice President of
                                                 Corporate Development



STATE OF TEXAS                      ss.

COUNTY OF HARRIS                    ss.


          On this_____ day of February, 1997, before me appeared KELLY D. FRY, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the VICE PRESIDENT - LAND of HALL-HOUSTON OIL COMPANY, a Texas corporation, and that the instrument was signed on behalf of the corporation by the authority of its Board of Directors and that KELLY D. FRY acknowledged the instrument to be the free act and deed of the corporation.



                                          --------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS



STATE OF TEXAS                      ss.

COUNTY OF HARRIS                    ss.


          On this ___ day of February, 1997, before me appeared SAM D. WINEGRAD, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the Vice President of Corporate Development of BASIN EXPLORATION, INC., a Delaware corporation, and

                                                                    CONFIDENTIAL

that the instrument was signed on behalf of the corporation by the authority of its Board of Directors and that SAM D. WINEGRAD acknowledged the instrument to be the free act and deed of the corporation.


                                          --------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

                                                                    CONFIDENTIAL

                                  EXHIBIT "E-2"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration, Inc., as Buyer.

                         ASSIGNMENT OF OPERATING RIGHTS
                                                              [East Cameron 378]

THE UNITED STATES OF AMERICA           ss.
OUTER CONTINENTAL SHELF                ss.       KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA                     ss.
          THAT, BASIN EXPLORATION, INC., a Delaware corporation, whose address is 370 17th Street, Suite 3400, Denver, Colorado 80202 (hereinafter sometimes referred to as "Assignor"), for and in consideration of Ten and no/100 Dollars ($10.00) and other good and valuable consideration in hand paid to Assignor by HALL-HOUSTON OIL COMPANY, a Texas corporation, whose address is 700 Louisiana, Suite 2100, Houston, Texas 77002 (hereinafter sometimes referred to as "Assignee"), the receipt and sufficiency of which are hereby acknowledged, has transferred, sold, assigned and conveyed, and by these presents does hereby TRANSFER, SELL, ASSIGN AND CONVEY unto Assignee an undivided ________ percent (___%) of 100% operating rights interest, subject to the Permitted Encumbrances (as defined below), in and to the following described oil and gas lease:

          Oil and Gas Lease bearing Serial No. OCS-G 12856 effective June 1, 1991, between the United States of America, as Lessor, and Hall-Houston Oil Company, as Lessee, covering all of BLOCK 378, EUGENE ISLAND AREA, OCS Leasing Map, Louisiana Map No.2A, INSOFAR AND ONLY INSOFAR as concerns the aliquots __________and the depths (the "Lease").

          This Assignment is expressly made subject to the terms and conditions of the following agreements, overriding royalty interests, burdens, encumbrances and other items (the "Permitted Encumbrances"):

          12. The Lease and all limitations, restrictions, terms, covenants and conditions thereof;

                                                                    CONFIDENTIAL

          13. Operating Agreement effective September 23, 1996 between Hall-Houston Oil Company, as Operator, and Zilkha Energy Company and Ocean Front Oil & Gas, Inc., as Non-Operators.

          14. An undivided __% of a .375% of 8/8ths overriding royalty interest in favor of Summit Development Corporation;

          15. An undivided __ % of a .25 % of 8/8ths overriding royalty interest in favor of Summit Royalty Company;

          16. An undivided ____% of a .20% of 8/8ths overriding royalty interest in favor of Larry C. Flowers;

          17. An undivided _____% of a .10% of 8/8ths overriding royalty interest in favor of Karen Mann Flowers;

          18. An undivided ____% of a 1.11111% of 8/8ths overriding royalty interest in favor of Nuevo Energy Corporation.

          19. Purchase and Sale Agreement effective February 13, 1997, between Hall-Houston Oil Company, Hall-Houston Oil Company Employee Royalty Trust, Hall-Houston 1996 Exploration and Development Facility Overriding Royalty Trust, and Gulf Royalty Interests, Inc., as Sellers, and Basin Exploration, Inc., as Buyer ("Purchase and Sale Agreement").

          For the same consideration and subject to the Permitted Encumbrances, Assignor hereby sells, assigns, transfers and conveys unto Assignee an undivided ____ percent (___%) of 100% operating rights interest in and to the hereinafter described property ("Assets"):

          (A) All contractual rights and other rights and claims against third parties that arise out of the Lease and that accrue from and after the effective date hereof;

          (B) All of the real, personal and mixed property used or held for use directly in operation thereof (whether located on or off such Lease), which is owned by Assignor, in whole or in part (the "Related Assets"), including, without limitation, the wells, well equipment, casing, subsea tree and all other improvements used in the operation thereof owned by Assignor; provided, however, that Assignor and Assignee hereby acknowledge that, except as otherwise specifically provided herein, the Related Assets do not include (i) any cash, certificates of deposit, securities, claims for federal or state income tax refunds, or other claims of Assignor which do not arise out of ownership of the

                                                                    CONFIDENTIAL

                Lease; (ii) any other tangible or intangible asset of Assignor which are not used directly in connection with the operation of the Lease.

          Assignee hereby assumes and agrees to pay and fully perform those obligations and liabilities in respect of the interest assigned to Assignee under this Assignment as set forth in the Purchase and Sale Agreement.

          This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          This Assignment is made expressly subject to the terms and provisions of the Purchase and Sale Agreement. If any of the terms and provisions of this Assignment conflict with the terms and provisions of the Purchase and Sale Agreement, the Purchase and Sale Agreement shall prevail.


          TO HAVE AND TO HOLD the Lease and the Assets and all rights thereunder unto Assignee and its successors and assigns forever. Assignor hereby binds itself and its successors and assigns to warrant and forever defend the operating rights interests assigned hereby unto Assignee and its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise. NO OTHER WARRANTY, WHETHER STATUTORY, EXPRESS OR IMPLIED, IS MADE HEREIN.

          IN WITNESS WHEREOF, this Assignment is executed on this _____ day of February, 1997, but shall be effective for all purposes as of 12:01 a.m., Central Standard Time, February 13, 1997.


                                          ASSIGNOR

WITNESSES:                                BASIN EXPLORATION, INC.

----------------------------------

                                          By: _____________________________
__________________________________              Sam D. Winegrad
                                                Vice President of
                                                Corporate Development

                                                                   CONFIDENTIAL

                                          ASSIGNEE:

WITNESSES:                                HALL-HOUSTON OIL COMPANY

----------------------------------

                                          By: _____________________________
__________________________________              Kelly D. Fry
                                                Vice President - Land

                                                                    CONFIDENTIAL


STATE OF TEXAS                      ss.
COUNTY OF HARRIS                    ss.

          On this ____ day of February, 1997, before me appeared SAM D. WINEGRAD, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the Vice President of Corporate Development of BASIN EXPLORATION, INC., a Delaware corporation, and that the instrument was signed on behalf of the corporation by the authority of its Board of Directors and that SAM D. WINEGRAD, acknowledged the instrument to be the free act and deed of the corporation.



                                          --------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS




STATE OF TEXAS                          ss.
COUNTY OF HARRIS                        ss.

          On this ____ day of February, 1997, before me appeared KELLY D. FRY, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the VICE PRESIDENT - LAND of HALL-HOUSTON OIL COMPANY, a Texas corporation, and that the instrument was signed on behalf of the corporation by the authority of its Board of Directors and that KELLY D. FRY acknowledged the instrument to be the free act and deed of the corporation.




                                          ---------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

                                                                    CONFIDENTIAL

                                  EXHIBIT "E-3"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration, Inc., as Buyer.

                    ASSIGNMENT OF OVERRIDING ROYALTY INTEREST
                                                              [East Cameron 378]

UNITED STATES OF AMERICA        ss.
OUTER CONTINENTAL SHELF         ss.       KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA              ss.

          That, HALL-HOUSTON OIL COMPANY EMPLOYEE ROYALTY TRUST, whose Tax Identification No is ____________________ and whose address is 700 Louisiana, Suite 2100, Houston, Texas 77002 ("Assignor"), for and in consideration of One Thousand Dollars ($1,000.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby SELL, ASSIGN, TRANSFER, CONVEY and DELIVER unto BASIN EXPLORATION, INC., a Delaware corporation, whose Tax Identification No. is _________ and whose address is 370 17th Street, Suite 3400, Denver, Colorado 80202 ("Assignee"), all of Assignor's right, title and interest in and to that certain oil and gas lease ("Lease") described on Exhibit "A", attached hereto and made a part hereof, being the same interest described in that certain Assignment of Overriding Royalty Interest granted by Hall-Houston Oil Company in favor of Assignor, executed on __________________, 199__, but effective as of __________________________ and recorded in
_____________________________ (hereinafter referred to as the "ASSIGNED INTEREST").

          TO HAVE AND TO HOLD, said ASSIGNED INTEREST in and to the Lease unto Assignee, its successors and assigns forever, subject to the terms and conditions of the Lease.

          Assignor does hereby bind itself, its heirs, representatives, successors and assigns to warrant and forever defend the ASSIGNED INTEREST against every person whosoever lawfully claiming the same or any part thereof by, through, or under Assignor, but not otherwise, however, Assignee shall have the rights of full substitution and subrogation in and to any and all rights and actions of warranty which Assignor may have against any and all preceding owners of the Lease and ASSIGNED INTEREST. In addition, Assignor hereby warrants and represents as against every person whosoever lawfully claiming the same or any part thereof, by, through, or under Assignor, but not otherwise, that the ASSIGNED INTEREST hereby conveyed to Assignee in the Lease shall entitle Assignee to receive not less than ____ percent of eight-eighths (____ % of 8/8ths) of all hydrocarbons produced, saved and marketed from the Lease and the

                                                                    CONFIDENTIAL

wells associated therewith. NO OTHER WARRANTY, WHETHER STATUTORY, EXPRESS OR IMPLIED IS MADE HEREIN.

          This Assignment is subject to the terms of that certain Purchase and Sale Agreement between Assignor and Assignee dated February 13, 1997. If any of the provisions of this Assignment conflict with the terms and provisions of the Purchase and Sale Agreement, the Purchase and Sale Agreement shall prevail.

          IN WITNESS WHEREOF, this Assignment is executed before the undersigned witnesses by Assignor and Assignee on the _____ day of February, 1997, but shall be effective for all purposes as of 12:01 a.m., Central Standard Time, February 13, 1997.

                                          ASSIGNOR:

WITNESSES TO BOTH                         HALL-HOUSTON OIL COMPANY
SIGNATURES:                               EMPLOYEE ROYALTY TRUST

------------------------------------
                                          By: __________________________________
                                                Gary L. Hall, Trustee

------------------------------------
                                          By: __________________________________
                                                Wayne P. Hall, Trustee


                                          ASSIGNEE:

WITNESSES:                                BASIN EXPLORATION, INC.

------------------------------------
                                          By: __________________________________
                                                Sam D. Winegrad
____________________________________            Vice President of
                                                Corporate Development

STATE OF TEXAS                  ss.

COUNTY OF HARRIS                ss.

                                                                    CONFIDENTIAL

          On this ________ day of February, 1997, before me appeared WAYNE P. HALL AND GARY L. HALL, to me personally known, who, being by me duly sworn (or affirmed) did say that they are the Trustees of HALL-HOUSTON OIL COMPANY EMPLOYEE ROYALTY TRUST and that the instrument was signed on behalf of the trust and that WAYNE P. HALL AND GARY L. HALL acknowledged the instrument to be the free act and deed of the trust.


                                          -------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS



THE STATE OF TEXAS             ss.

COUNTY OF HARRIS               ss.

          On this ____ day of February, 1997, before me appeared SAM D. WINEGRAD, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the Vice President of Corporate Development of BASIN EXPLORATION, INC., a Delaware corporation, and that the instrument was signed on behalf of the corporation by the authority of its board of directors and that SAM D. WINEGRAD acknowledged the instrument to be the free act and deed of the corporation.



                                          --------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

                                                                    CONFIDENTIAL

                                  EXHIBIT "E-4"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al, as Sellers, and Basin Exploration, Inc., as Buyer.

                              ASSIGNMENT OF RIGHTS


                        OCS-G 2098 EUGENE ISLAND BLOCK 64
                       OCS-G 16343 EUGENE ISLAND BLOCK 65
                               OFFSHORE LOUISIANA



          THIS ASSIGNMENT is made February 14, 1997, but effective as of 12:01 a.m., Central Standard Time, February 13, 1977 (the "Effective Time") among HALL-HOUSTON OIL COMPANY, a Texas corporation ("HHOC"), HALL-HOUSTON OIL COMPANY EMPLOYEE ROYALTY TRUST, a Texas trust ("HHOCERT"), and HALL-HOUSTON 1996 EXPLORATION AND DEVELOPMENT FACILITY OVERRIDING ROYALTY TRUST, a Texas trust ("HHOCEDF"), (HHOC, HHOCERT and HHOCEDF, collectively referred to herein as "Sellers"), and BASIN EXPLORATION, INC., a Delaware corporation doing business in Louisiana under the name Basin Exploration, Inc. (Delaware) ("Buyer").

          For and in consideration of Seven Million Dollars ($7,000,000) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers hereby assign and relinquish to Buyer all of their respective rights, titles and interests in and to Federal Oil and Gas Leases OCS-G 2098 covering the south-half (S/2) of Eugene Island Block 64 and OCS-G 16343 covering all of Eugene Island Block 65 (hereinafter collectively, the "Blocks"), situated in Federal waters offshore Louisiana, and in all property and rights related thereto, real, personal or mixed, including but not limited to (a) the rights and interests of Sellers in the OCS-G 2098 #2 Well and the OCS-G 16343 #1 Well located in the Blocks and the production therefrom, (b) the rights and interests of HHOC arising under the Participation Agreement and the Operating Agreement, both dated and effective August 25, 1996 between HHOC and Buyer, (c) the rights and interests of HHOC arising under that certain Farmout Agreement dated August 15, 1996, as amended, between Chevron U.S.A. Production Company, as Farmoutor, and Buyer, as Farmoutee, and (d) the rights and interests of HHOC in all permits, agreements, reservations, claims, and other benefits and properties related to the ownership of or the right to acquire interests in said Blocks or to the conduct of operations with respect thereto.

                                                                    CONFIDENTIAL

          This Assignment is given pursuant to and is subject to that certain Purchase and Sale Agreement dated as of the Effective Time between Buyer and among others, the Sellers and is subject in all respects to such Agreement.

          IN WITNESS WHEREOF, Sellers and Buyer have executed this Assignment as of the Effective Time stated above.

                                          SELLERS:

WITNESSES FOR ALL SIGNATURES:             HALL-HOUSTON OIL COMPANY


                                          By:______________________________
____________________________                    Wayne P. Hall
                                                President

                                          HALL-HOUSTON OIL COMPANY
____________________________              EMPLOYEE ROYALTY TRUST


                                          By:________________________________
                                                Gary L. Hall, Trustee


                                          By:________________________________
                                                Wayne P. Hall, Trustee

                                          HOUSTON 1996 EXPLORATION AND
                                          DEVELOPMENT FACILITY OVERRIDING
                                          ROYALTY TRUST


                                          By:________________________________
                                                Gary L. Hall, Trustee


                                          By:________________________________
                                                Wayne P. Hall, Trustee

                                                                    CONFIDENTIAL

                                          BUYER:

WITNESSES:                                BASIN EXPLORATION, INC., a Delaware
                                          corporation doing business in
__________________________                Louisiana under the name of Basin
(Delaware)                                Exploration, Inc.

--------------------------
                                          By:_________________________________
                                               Sam D. Winegrad
                                               Vice President of
                                               Corporate Development

STATE OF TEXAS                 ss.

COUNTY OF HARRIS               ss.

          On this 14th day of February, 1997, before me appeared WAYNE P. HALL, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the PRESIDENT OF HALL-HOUSTON OIL COMPANY, a Texas corporation, and that the instrument was signed on behalf of the corporation by the authority of its Board of Directors and that WAYNE P. HALL acknowledged the instrument to be the free act and deed of the corporation.


                                          ------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

 THE STATE OF TEXAS                 ss.
                                    ss.
 COUNTY OF HARRIS                   ss.

          On this ____ day of February, 1997, before me appeared GARY L. HALL to me personally known, who, being by me duly sworn (or affirmed) did say that he is a TRUSTEE of the HALL-HOUSTON OIL COMPANY EMPLOYEE ROYALTY TRUST, and that the instrument was signed on behalf of said trust and that GARY L. HALL acknowledged said instrument to be the free act and deed of said trust.


                                          --------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS


THE STATE OF TEXAS                  ss.
                                    ss.
 COUNTY OF HARRIS                   ss.

          On this ____ day of February, 1997, before me appeared WAYNE P. HALL to me personally known, who, being by me duly sworn (or affirmed) did say that he is a TRUSTEE of the HALL-HOUSTON OIL COMPANY EMPLOYEE ROYALTY TRUST, and that the instrument was signed on behalf of said trust and that WAYNE P. HALL acknowledged said instrument to be the free act and deed of said trust.



                                          -------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

THE STATE OF TEXAS                  ss.
                                    ss.
 COUNTY OF HARRIS                   ss.

          On this ____ day of February, 1997, before me appeared GARY L. HALL to me personally known, who, being by me duly sworn (or affirmed) did say that he is a TRUSTEE of the HALL-HOUSTON 1996 EXPLORATION AND DEVELOPMENT FACILITY OVERRIDING ROYALTY TRUST, and that the instrument was signed on behalf of said trust and that GARY L. HALL acknowledged said instrument to be the free act and deed of said trust.


                                          --------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

 THE STATE OF TEXAS                 ss.
                                    ss.
 COUNTY OF HARRIS                   ss.

          On this ____ day of February, 1997, before me appeared WAYNE P. HALL to me personally known, who, being by me duly sworn (or affirmed) did say that he is a TRUSTEE of the HALL-HOUSTON 1996 EXPLORATION AND DEVELOPMENT FACILITY OVERRIDING

                                                                    CONFIDENTIAL

ROYALTY TRUST, and that the instrument was signed on behalf of said trust and that WAYNE P. HALL acknowledged said instrument to be the free act and deed of said trust.


                                          -------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

STATE OF TEXAS                      ss.

COUNTY OF HARRIS                    ss.

          On this 14th day of February, 1997, before me appeared SAM D. WINEGRAD, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the Vice President of Corporate Development of BASIN EXPLORATION, INC., a Delaware corporation doing business in Louisiana under the name Basin Exploration, Inc. (Delaware) and that the instrument was signed on behalf of the corporation by the authority of its Board of Directors and that SAM D. WINEGRAD acknowledged the instrument to be the free act and deed of the corporation.


                                          ------------------------------------
                                          NOTARY PUBLIC IN AND FOR
                                          THE STATE OF TEXAS

                                                                    CONFIDENTIAL
                                   Exhibit "G"

                  Attached to and made a part of that certain Purchase and Sale Agreement effective February 13, 1997, by and between Hall-Houston Oil Company et al., as Sellers, and Basin Exploration, Inc. as Buyer.


                   CONFIDENTIAL TREATMENT REQUESTED FOR ENTIRE
                     EXHIBIT WHICH HAS BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

                               END of Exhibit "G"